                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]     Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                              NEOTHERAPEUTICS, INC.
                (Name of Registrant as Specified in Its Charter)
                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)    Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

        (2)    Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

        (4)    Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

        (5)    Total fee paid:

        ------------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


        (1)    Amount Previously Paid:

        ------------------------------------------------------------------------

        (2)    Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

        (3)    Filing Party:

        ------------------------------------------------------------------------

        (4)    Date Filed:

        ------------------------------------------------------------------------

                             [NEOTHERAPEUTICS LOGO]

                                 April 30, 2001


Dear Stockholder:

        You are cordially invited to attend the 2001 Annual Meeting of Stockholders of NeoTherapeutics, Inc. (the "Company") to be held on Monday, June 11, 2001, at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California 92612, beginning at 3:30 p.m., local time.

        The business to be conducted at the Annual Meeting includes the following: (1) election of three Class II directors to serve three-year terms;
(2) approval of the issuance of preferred stock or debentures and issuance of common stock upon the conversion of the preferred stock or debentures pursuant to exchange rights granted as part of a financing transaction completed on September 21, 2000; (3) approval of the issuance of preferred stock and issuance of common stock upon the conversion of the preferred stock pursuant to exchange rights granted as part of a financing transaction completed on December 18, 2000; (4) approval of the issuance of convertible debentures and warrants, and the issuance of common stock upon conversion of the debentures and exercise of the warrants, as part of a financing transaction; (5) approval of a 1,000,000 share increase in the number of shares of common stock issuable under the 1997 Stock Incentive Plan; (6) approval of NeoTherapeutics, Inc. Employee Stock Purchase Plan; and (7) ratification of the selection of independent public accountants, as well as consideration of any other matters which may properly come before the Annual Meeting and any adjournment thereof. All of these matters are described in detail in the accompanying Notice of Annual Meeting and Proxy Statement. In addition, we will be pleased to report on the affairs of the Company and a discussion period will be provided for questions and comments of general interest to stockholders.

        It is important that your shares be represented; therefore, even if you presently plan to attend the Annual Meeting, PLEASE COMPLETE, SIGN, AND DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at that time.

        I look forward to seeing you at the Annual Meeting.

                               Very truly yours,


                               -------------------------------------------------
                               Alvin J. Glasky, Ph.D.
                               Chief Executive Officer and Chairman of the Board



                 157 Technology Drive, Irvine, California 92618
                      Tel (949) 788-6700 Fax (949) 788-6706

                              NEOTHERAPEUTICS, INC.
                              157 TECHNOLOGY DRIVE
                            IRVINE, CALIFORNIA 92618

                       -----------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 11, 2001
                       ----------------------------------

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of NeoTherapeutics, Inc. (the "Company") will be held at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California 92612, on Monday, June 11, 2001 at 3:30 p.m., local time, for the following purposes:

        (1) To elect three Class II directors to serve until the 2004 Annual Meeting of Stockholders, or until their successors have been duly elected and qualified;

        (2) To approve the issuance of preferred stock or debentures and issuance of common stock upon the conversion of the preferred stock or debentures pursuant to exchange rights granted as part of a financing transaction completed on September 21, 2000;

        (3) To approve the issuance of preferred stock and issuance of common stock upon the conversion of the preferred stock pursuant to exchange rights granted as part of a financing transaction completed on December 18, 2000;

        (4) To approve the issuance of convertible debentures and warrants, and the issuance of common stock upon conversion of the debentures and exercise of the warrants, as part of a financing transaction;

        (5) To approve a 1,000,000 share increase in the number of shares of common stock issuable under the 1997 Stock Incentive Plan;

        (6)    To approve the NeoTherapeutics, Inc. Employee Stock Purchase
               Plan;

        (7) To ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for the current fiscal year; and

        (8) To transact any other business as may properly come before the Annual Meeting and any adjournment thereof.

        Stockholders of record at the close of business on April 20, 2001, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. All stockholders are cordially invited to attend the Annual Meeting in person. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting and, for any purpose germane to the Annual Meeting, at the principal business office of the Company, 157 Technology Drive, Irvine, California, for a period of ten days prior to the Annual Meeting.

                                              By Order of the Board of Directors


                                              ----------------------------------
                                              Samuel Gulko
                                              Secretary
Irvine, California
April 30, 2001

================================================================================
                             YOUR VOTE IS IMPORTANT

        PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY CARD, AND RETURN IT IN THE PREADDRESSED ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES
================================================================================

                              NEOTHERAPEUTICS, INC.
                              157 TECHNOLOGY DRIVE
                            IRVINE, CALIFORNIA 92618

                            ------------------------
                                 PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 11, 2001

GENERAL

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of NeoTherapeutics, Inc. (the "Company" or "NeoTherapeutics") for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Monday, June 11, 2001, at 3:30 p.m., local time. The Annual Meeting will be held at the Irvine Marriott Hotel, 18000 Von Karman Avenue, Irvine, California, 92612. This Proxy Statement and the accompanying proxy are first being mailed on or about April 30, 2001.

REVOCABILITY OF PROXIES

        An executed proxy may be revoked at any time before its exercise by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date. Prior to the date of the Annual Meeting, any such notice or subsequent proxy must be delivered to the Secretary of the Company at 157 Technology Drive, Irvine, California 92618, the principal headquarters of the Company. On the date of the Annual Meeting, such notice or subsequent proxy should be delivered in person at the Annual Meeting prior to the time of the vote. Accordingly, the execution of the enclosed proxy will not affect a stockholder's right to vote in person should such stockholder find it convenient to attend the Annual Meeting and desire to vote in person, so long as the stockholder has revoked his or her proxy prior to its exercise in accordance with these instructions.

VOTING AND SOLICITATION

        On April 20, 2001, the record date with respect to this solicitation, 18,431,791 shares of the Company's common stock ("Common Stock") were outstanding. No other securities are entitled to vote at the Annual Meeting. Only stockholders of record on such date are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Each stockholder of record is entitled to one vote for each share held as of the record date on all matters to come before the Annual Meeting and at any adjournment thereof.

        The holders of a majority of the outstanding shares of the Company's Common Stock, present in person or by proxy and entitled to vote, will constitute a quorum at the Annual Meeting. Proxies marked "withheld" as to any director nominee or "abstain" as to a particular proposal and broker non-votes are counted by the Company for purposes of determining the presence or absence of a quorum at the Annual Meeting for the transaction of business.

        The director nominees receiving the highest number of affirmative votes of the shares present or represented by proxy and entitled to vote, up to the number of directors to be elected in each Class at the Annual Meeting (three Class II directors), shall be elected as directors. Accordingly, abstentions and broker non-votes will have no effect in determining which directors receive the highest number of votes. Ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants, and approval of any other matter that properly comes before the Annual Meeting, must be accomplished by the affirmative votes of a majority of the shares present or represented and entitled to be voted at the Annual Meeting. The vote required for approval and the effect of proxies marked "abstain" and broker non-votes on Proposals 2, 3, 4, 5, and 6 are discussed under each respective Proposal.

        The shares represented by all valid proxies received will be voted in accordance with the instructions specified therein. Unless otherwise directed in the proxy, the persons named therein will vote FOR the election of each of the Class II director nominees and FOR each of the other proposals. As to any other business that may properly come before the Annual Meeting, they will vote in accordance with their best judgment. The Company presently does not know of any other such business.

        Proxies for use at the Annual Meeting are being solicited by the Board of Directors of the Company. Proxies will be solicited principally by mail. If desirable, to ensure a quorum at the Annual Meeting, officers, directors, agents and employees of the Company may contact stockholders, banks, brokerage houses and others, by telephone, facsimile or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company. These costs include reimbursements to banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to beneficial owners of the Company's Common Stock. However, officers, directors and employees will not receive additional compensation for these services. The Company has engaged Georgeson & Company Inc. ("Georgeson") to solicit proxies and distribute materials to banks, brokerage houses and other custodians and nominees. The Company will pay Georgeson a fee of approximately $7,500.00 plus expenses for these services.

                               EXECUTIVE OFFICERS

        The following table provides information regarding the executive officers, their ages, the year in which each first became a director of the Company, and their principal occupations or employment.

NAME AND AGE
------------
F. Jacob Huff, M.D. (52)            F. Jacob Huff, M.D. has been Vice President
                                    Clinical Affairs of the Company since
                                    November 2000. From 1998 until November
                                    2000, Dr. Huff was a consultant for the
                                    Company, as well as for Cephalon, CroMedica, Curatek, and Searle. From 1989 to 1998, Dr.
                                    Huff served in various clinical development positions, most recently as Vice President, Global Therapeutic Area Neuroscience, at
                                    Hoechst Marion Roussel, Inc., which is now incorporated as Aventis. He managed development programs in Alzheimer's disease, vascular dementia, stroke, schizophrenia and epilepsy. From 1998 through 2000, Dr. Huff was a Clinical Professor of Neurology at the University of California, Irvine.
                                    Previously, he held faculty appointments at the University of Medicine and Dentistry of New Jersey, Medical College of Pennsylvania,
                                    University of Pittsburgh, and Harvard
                                    Medical School. Dr. Huff completed
                                    fellowships in neurology at the
                                    Massachusetts General Hospital and in
                                    psychology at the Massachusetts Institute of Technology. He completed a residency in neurology at the University of Texas, and internship in internal medicine at the Medical College of Ohio. He received his
                                    M.D. degree from the Medical College of Ohio in 1978, and a B.A. degree from Northwestern
                                    University in 1970. Dr. Huff is a licensed physician in the State of California, and is certified in neurology by the American Board of Psychiatry and Neurology. Dr. Huff is a Fellow of the American Academy of Neurology, a Founding Board Member of the American
                                    Society for Experimental Neurotherapeutics, and a member of the World Federation of Neurology Research Group on the Dementias.
                                    Dr. Huff has authored over 60 publications dealing with various subjects in neurology and neurotherapeutics.

Luigi Lenaz, M.D. (60)              Luigi Lenaz, M.D. has served as Vice
                                    President, Oncology Division since November
                                    2000. Prior to joining NeoTherapeutics,
                                    Inc., he was Senior Vice President of
                                    Clinical Research and Medical Affairs from
                                    October 1997 to

                                    June 2000 of SuperGen, Inc. Previously, he was Senior Medical Director, Oncology Franchise Management for Bristol-Myers Squibb from 1990 to 1997 and was Director, Scientific Affairs, Anti-Cancer for Bristol-Myers Squibb from 1978 to 1990. Dr. Lenaz was a Post Doctoral Fellow at both the Memorial Sloan-Kettering Cancer Center in New York and the National Cancer Institute in Milan, Italy. He received his medical training at the University of Bologna Medical School in Bologna, Italy.

John McManus (36)                   John McManus has served as Vice President,
                                    Investor Relations since November 15, 2000.
                                    Prior to joining NeoTherapeutics, Inc., he was President of McManus Financial
                                    Consultants, an investor relations
                                    consulting and support services firm,
                                    founded in 1989. Previously he served in senior management and marketing positions for several national logistics and air transportation companies. Mr. McManus received his B.S. in International Finance and Business Economics from the University of Southern California, in 1986.

Michelle S. Glasky, Ph.D. (41)      Michelle S. Glasky, Ph.D. joined
                                    NeoTherapeutics as Director of Scientific
                                    Affairs in July 1996 and was promoted to Vice President, Scientific Affairs in June
                                    1997. Prior to joining NeoTherapeutics, Dr.
                                    M. Glasky was employed in the Department of Pathology, University of Southern California
                                    School of Medicine, as a Research Associate and Laboratory Administrator from February
                                    1991 until July 1996. Dr. M. Glasky served as a consultant to the Company from August
                                    1990 to July 1996. Dr. M. Glasky holds a non-salaried research associate position at the University of California, Irvine. Dr. M.
                                    Glasky received a B.A. degree in
                                    Microbiology from the University of
                                    California, San Diego in 1981, and a Ph.D.
                                    degree in Biomedical Sciences from the
                                    University of Texas Health Science Center,
                                    Houston, in 1988. Dr. M. Glasky completed a post-doctoral fellowship at Stanford
                                    University School of Medicine. Michelle S.
                                    Glasky, Ph.D. is the adult daughter of Dr.
                                    Alvin J. Glasky.

D. Scott Wieland, Ph.D., MBA (41)   D. Scott Wieland, Ph.D., MBA, joined
                                    NeoTherapeutics as Director of Regulatory
                                    Affairs in July 1997, became Director of
                                    Drug Development and Regulatory Affairs in
                                    1998, and was promoted to Vice President, Product Development and Regulatory Affairs in July 1999. Prior to joining
                                    NeoTherapeutics, Dr. S. Wieland was employed by CoCensys from 1990-1997, a biopharmaceutical company specializing in
                                    CNS disorders. Dr. S. Wieland received a
                                    B.S. degree in Physiological Psychology from the University of California, Santa Barbara in 1981, a M.A. degree in Psychology from the University of Arizona, Tucson, Arizona in 1984, a Ph.D. in Biopsychology from the University of Arizona in 1987, and a M.B.A.
                                    from Webster University, Irvine, California in 1998. Dr. S. Wieland completed a post-doctoral fellowship in Behavioral
                                    Pharmacology at the University of
                                    Pennsylvania, Department of Psychiatry.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

        The Board of Directors of the Company currently consists of nine directors, divided into three classes. Each Class is elected in successive years and serves a term of three years. The Class I directors, whose term expires at the Annual Meeting of Stockholders in 2003, are Samuel Gulko, Eric L. Nelson, Ph.D. and Paul H. Silverman, Ph.D., D.Sc. The Class II director nominees, whose term expires at the Annual Meeting of Stockholders in 2004, are Mark J. Glasky, Carol O'Cleireacain, Ph.D. and Rajesh C. Shrotriya, M.D. The Class III directors, whose term expires at the Annual Meeting of Stockholders in 2002 are Alvin J. Glasky, Ph.D., Ann C. Kessler, Ph.D. and Armin

M. Kessler. Each director elected will serve the term for which he or she was nominated and until the election and qualification of his or her successor or until his or her earlier resignation or removal.

        Unless otherwise specified, the enclosed proxy will be voted in favor of the Class II director nominees named below. If any nominee or director should become unavailable to serve as a Director, the persons named in the enclosed proxy will be authorized to vote for such other person or persons as the Board of Directors may designate. All nominees have consented to be named and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve.

        The following table provides information regarding the nominees and the other continuing members of the Board of Directors, their ages, the year in which each first became a director of the Company, their principal occupations or employment during the past five years and any family relationship with any other director or executive officer of the Company:

            CLASS II NOMINEES FOR TERMS EXPIRING AT THE 2001 MEETING

NAME AND AGE
------------
Mark J. Glasky(39)                  Mark J. Glasky has been a director of
                                    NeoTherapeutics since August 1994. Since
                                    1982, Mr. Glasky has been employed by Bank of America in various corporate lending positions and currently serves as Senior
                                    Vice President and Credit Products Executive for California Commercial Banking. Mr.
                                    Glasky obtained a B.S. degree in
                                    International Finance from the University of Southern California in 1983 and an M.B.A.
                                    degree in Corporate Finance from the
                                    University of Texas at Austin in 1987. Mark
                                    J. Glasky is the adult son of Dr. Alvin J.
                                    Glasky.

Carol O'Cleireacain, Ph.D. (54)     Carol O'Cleireacain, Ph.D., has been a
                                    director of NeoTherapeutics since September
                                    1996. Dr. O'Cleireacain has been
                                    self-employed as an economic and management consultant in New York City since 1994.
                                    Since 1998, Dr. O'Cleireacain has served as
                                    Senior Fellow (non-resident) at the
                                    Brookings Institution in Washington D.C., where previously, from March 1996 until June
                                    1997, as a Visiting Fellow, Economic
                                    Studies, she authored The Orphaned Capital:
                                    Adopting the Right Revenues for the District of Columbia. During 1998, Dr. O'Cleireacain served as a member of the President's
                                    Commission to Study Capital Budgeting, and during 1997, Dr. O'Cleireacain served as a member of the National Civil Aviation Review
                                    Commission. Since May 1996, Dr.
                                    O'Cleireacain has served as a director and member of the Executive Committee of Trillium Asset Management (formerly known as
                                    Franklin Research and Development Corp.), an employee-owned investment company in Boston.
                                    From April 1994 through April 1996, Dr.
                                    O'Cleireacain served as the first nominee of the United Steelworkers of America and the first woman director of ACME Metals Inc. Dr.
                                    O'Cleireacain served as the Director of the Mayor's Office of Management and Budget of the City of New York from August 1993 until
                                    December 1993. From February 1990 until
                                    August 1993, Dr. O'Cleireacain was the
                                    Commissioner of the New York City Department of Finance. Dr. O'Cleireacain received a B.A., with distinction, in Economics from the University of Michigan in 1968, an M.A.
                                    in Economics from the University of Michigan in 1970 and a Ph.D. in Economics from the London School of Economics in 1977.

Rajesh C. Shrotriya, M.D. (57)      Rajesh C. Shrotriya, M.D., has been
                                    President and Chief Operating Officer of the
                                    Company since September 1, 2000. Prior to joining

                                    NeoTherapeutics, Dr. Shrotriya held the
                                    position of Executive Vice President and Chief Scientific Officer from November 1996 until August 2000, and as Senior Vice President and Special Assistant to the President from November 1996 until May 1997, for SuperGen, Inc., a publicly-held pharmaceutical company focused on drugs for life-threatening diseases, particularly cancer. From August 1994 to October 1996, Dr. Shrotriya held the positions as Vice President, Medical Affairs and Vice President, Chief Medical Officer of MGI Pharma, Inc., an oncology company. Dr. Shrotriya spent 18 years at Bristol-Myers Squibb Company in a variety of positions most recently as Executive Director, Worldwide CNS Clinical Research. Previously, Dr. Shrotriya held various positions at Hoechst Pharmaceuticals, most recently as Medical Advisor. Dr. Shrotriya was an attending physician and held a courtesy appointment at St. Joseph Hospital in Stamford, Connecticut. In addition, he received a certificate for Advanced Biomedical Research Management from Harvard University. Dr. Shrotriya received his M.D. degree from Grant Medical College, Bombay, India, in 1974; his D.T.C.D. (Post Graduate Diploma in Chest Diseases) degree from Delhi University, V.P. Chest Institute, Delhi, India, in 1971; M.B.B.S. (Bachelor of Medicine and Bachelor of Surgery - equivalent to an M.D. degree in the U.S.) from the Armed Forces Medical College, Poona, India, in; 1967; and a B.S. with Chemistry degree from Agra University, Aligarh, India, in 1962.

                  CLASS I DIRECTORS WHOSE TERMS EXPIRE IN 2003

NAME AND AGE
------------
Samuel Gulko (69)                   Samuel Gulko has served as the Chief
                                    Financial Officer of NeoTherapeutics since
                                    October 1996, as Secretary, Treasurer and a director since June, 1998, and as Senior
                                    Vice President since June 2000. From 1968 until March 1987, Mr. Gulko served as a partner in the audit practice of Ernst &
                                    Young, LLP, Certified Public Accountants.
                                    From April 1987 to July 1996, Mr. Gulko was self-employed as a Certified Public
                                    Accountant and business consultant, as well as the part-time Chief Financial Officer of several private companies. Mr. Gulko obtained his B.S. degree in Accounting from the University of Southern California in 1958.

Eric L. Nelson, Ph.D. (76)          Eric L. Nelson, Ph.D., has been a director
                                    of NeoTherapeutics since June 1998 and a member of our Scientific Advisory Board since 1987. Dr. Nelson has been self-employed as a pharmaceutical research consultant since 1986. He was a founder, and served as Chairman from 1972 until 1986, of Nelson Research and Development Corporation, a publicly held corporation engaged in research and development of drug receptor technology applied to the development of pharmaceutical products and novel drug delivery systems. Prior to 1972, Dr. Nelson spent eleven years at Allergan
                                    Pharmaceuticals, Inc., a developer of eye care products, where as Vice President of Research he was responsible for establishing
                                    Allergan's entire research organization. Dr.
                                    Nelson received his doctorate degree in
                                    Microbiology from UCLA in 1951 and has
                                    authored numerous publications. He is the inventor on various patents in the areas of microbiology, immunology, molecular biology and pharmacology.

Paul H.
 Silverman, Ph.D., D.Sc. (76)       Paul H. Silverman, Ph.D., D.Sc., has been a
                                    director of NeoTherapeutics and member of our Scientific Advisory Board since

                                    September 1996. Dr. Silverman has served as a Director for the Western Center of the American Academy of Arts and Sciences, located on the University of California, Irvine campus since March 1997. Since March 1993, Dr. Silverman has also been an Adjunct Professor in the Department of Medicine at the University of California, Irvine. From January 1994 until July 1996, Dr. Silverman served as an Associate Chancellor for the Center for Health Sciences at the University of California, Irvine. From August 1992 until January 1994, Dr. Silverman served as the Director of Corporate and Government Affairs at the Beckman Laser Institute and Medical Clinic in Irvine, California. From November 1990 until December 1993, Dr. Silverman served as Director of Scientific Affairs at Beckman Instruments, Inc. Prior to 1990, Dr. Silverman served as the Director of the Systemwide Biotechnology Research and Education Program for the University of California; the Director of the Donner Laboratory and an Associate Director of the Lawrence Berkeley Laboratory at the University of California, Berkeley; as the President of the University of Maine at Orono; as the President of The Research Foundation of the State University of New York, and as the head of the Department of Immunoparasitology at Glaxo, Ltd. Dr. Silverman received his Ph.D. in Parasitology and Epidemiology and his Doctor of Science degree from the University of Liverpool, England.

                 CLASS III DIRECTORS WHOSE TERMS EXPIRE IN 2002

NAME AND AGE
------------
Alvin J. Glasky, Ph.D. (67)         Alvin J. Glasky, Ph.D., has been Chief
                                    Executive Officer, President, Chief
                                    Scientific Officer and a director of
                                    Advanced ImmunoTherapeutics, Inc. ("AIT") since its inception in June 1987, and has served as the Chairman of the Board, Chief
                                    Executive Officer and Chief Scientific
                                    Officer and a director of the Company since
                                    July 1989, when AIT became a wholly-owned subsidiary of NeoTherapeutics. From March
                                    1986 to January 1987, Dr. Glasky was
                                    Executive Director of the American Social
                                    Health Association, a non-profit
                                    organization. From 1968 until March 1986,
                                    Dr. Glasky was the President and Chairman of the Board of Newport Pharmaceuticals
                                    International, Inc., a publicly-held
                                    pharmaceutical company that developed,
                                    manufactured and marketed prescription
                                    medicines. From 1966 to 1968, Dr. Glasky served as Director of Research for ICN
                                    Pharmaceutical, Inc. and as Director of the ICN-Nucleic Acid Research Institute in
                                    Irvine, California. During that period, he was also an assistant professor in the Pharmacology Department of the Chicago
                                    Medical School. Dr. Glasky currently is a
                                    Regent's Professor at the University of
                                    California, Irvine. Dr. Glasky received a
                                    B.S. degree in Pharmacy from the University of Illinois College of Pharmacy in 1954 and a Ph.D. degree in Biochemistry from the University of Illinois Graduate School in
                                    1958. Dr. Glasky was also a Post-Doctoral
                                    Fellow, National Science Foundation, in
                                    Sweden. Dr. Glasky is the father of Mark J.
                                    Glasky and Dr. Michelle S. Glasky.

Ann C. Kessler, Ph.D. (57)          Ann C. Kessler, Ph.D., has been a director
                                    of NeoTherapeutics since November 12, 1999.
                                    From January 1969 until she retired in June
                                    1995, Dr. Ann Kessler held a number of
                                    management positions with Hoffmann-La Roche in Basel, Switzerland and Nutley, New
                                    Jersey. Most recently, Dr. Ann Kessler was
                                    Director of International Project Management and was responsible for global project development decisions. Dr. Ann Kessler's previous appointments included Director of the Division of Exploratory Research and Director of the Departments of Pharmacology, Chemotherapy, and Biochemical Nutrition. Dr.
                                    Ann Kessler has authored over 100
                                    publications dealing with obesity, lipid metabolism and appetite regulation, and has 20 patents issued concerning pharmacological approaches to diseases. Dr. Ann Kessler obtained her B.S. degree from the College of Notre Dame of Maryland in 1965, M.S. in
                                    Biological Sciences from Northwestern
                                    University, Evanston, Illinois in 1967, and a Ph.D. in Biochemistry from New York
                                    University in 1973. Dr. Ann Kessler is the wife of Armin M. Kessler.

Armin M. Kessler (63)               Armin M. Kessler has been a director of
                                    NeoTherapeutics since November 12, 1999.
                                    From 1983 until he retired in 1995, Mr.
                                    Kessler held a number of executive
                                    management positions with Hoffmann-La Roche
                                    AG including Chief Operating Officer, Head of the Pharmaceutical Division, Head of the Diagnostic Division with worldwide responsibility for pharmaceuticals, diagnostics, vitamins and chemicals and
                                    Managing Director of Roche U.K. Mr. Kessler also served as a member of the Board of Directors and Corporate Executive Committee of Hoffmann-La Roche AG. Until his retirement in 1995, Mr. Kessler served as a member of the Board of Directors of Genentech Inc. from 1990 and Syntex
                                    Corporation from 1994. During this same
                                    period, Mr. Kessler served on the Executive
                                    Board of Pharmaceutical Partners for Better
                                    Healthcare and as President of the European
                                    Federation of Pharmaceutical Industry
                                    Associations. From 1961 to 1982 Mr. Kessler held a variety of positions in various countries with Sandoz Pharmaceuticals
                                    Corporation including Director of Worldwide
                                    Pharmaceutical Marketing, as well as Head of Patents and Licensing and President of Sandoz, Japan. Mr. Kessler received a
                                    Bachelor of Science degree in Chemistry and Physics from the University of Pretoria, South Africa in 1957, a Bachelor of Science
                                    Honors degree in Chemical Engineering from The University of Cape Town in 1959, a Juris
                                    Doctorate from Seton Hall University in
                                    1971, and an Honorary Doctorate of Business
                                    Administration from University of Pretoria,
                                    South Africa in 1993. Mr. Kessler qualified as a U.S. Patent Attorney in 1972. Mr. Armin
                                    Kessler is the husband of Dr. Ann C.
                                    Kessler.


BOARD OF DIRECTORS AND ITS COMMITTEES

        During the fiscal year ended December 31, 2000, the Board of the Directors of the Company met nine times. The Board of Directors has six committees: the Audit Committee, the Compensation Committee, the Litigation Committee, the Nominating Committee, the Shareholder Rights Plan Committee and the Special Function Committee. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors or the committees of the Board, if any, on which such director served and which were held during the period of time that he or she served on the Board or such committee. The following sets forth information concerning the pertinent committees:

        The Audit Committee is comprised of Dr. Carol O'Cleireacain (who serves as Chairman), Armin M. Kessler and Dr. Eric L. Nelson. Frank M. Meeks, whose term expired at the June 12, 2000 Annual Meeting, also served on the Audit Committee during the first quarter of 2000. The Audit Committee oversees management's fulfillment of its financial reporting and disclosure responsibilities and its maintenance of an appropriate internal control system. It also recommends the appointment of the Company's independent public accountants and oversees the activities of the Company's financial reporting function. All members of the Audit Committee are non-employee directors and satisfy suggested Securities and Exchange Commission and National Association of Securities Dealers ("NASD") standards with respect to independence, financial expertise and experience.

        The Audit Committee held five meetings during 2000. To ensure independence, the Audit Committee also meets separately with the Company's independent public accountants and members of management.

        The Audit Committee has a charter that specifies its responsibilities and the Audit Committee believes that it fulfills its charter. The Board of Directors, upon the recommendation of the Audit Committee, approved the charter in response to the audit committee requirements adopted by the Securities and Exchange Commission and the NASD. A copy of the Audit Committee Charter is attached as Exhibit A.

        The Compensation Committee is comprised of Dr. Eric L. Nelson (who serves as Chairman), Mark J. Glasky, Dr. Ann C. Kessler and Dr. Paul H. Silverman. The Compensation Committee reviews and recommends the salaries and bonuses of officers and certain key employees of the Company, establishes compensation and incentive plans, authorizes and approves the granting of stock options and restricted stock in accordance with the Company's stock option and incentive plans, and determines other fringe benefits. The Compensation Committee held two meetings during 2000.

        The Nominating Committee consists of all non-employee directors who are not up for election at a forthcoming Annual Meeting. The Nominating Committee reviews and considers candidates for nomination to the Company's Board of Directors. The Nominating Committee does not consider nominees recommended by security holders. The Nominating Committee held one meeting during 2000.

DIRECTORS' COMPENSATION

        Each of the Company's non-employee directors receives $1,000 for each Board of Directors meeting and $500 for each committee meeting attended (with the Chairperson of the committee receiving $1,000). The directors are also reimbursed for certain expenses incurred in connection with attendance at Board meetings. In June 2000, the Company granted to each non-employee director an option to purchase 15,000 shares of Common Stock at $12.375 per share. In November 2000, the Company granted to each non-employee director an option to purchase 25,000 shares of Common Stock at $4.063 per share.

                      STOCK OWNERSHIP OF BENEFICIAL OWNERS,
                        DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of March 30, 2001 by (i) each person, or group of affiliated persons, who is known by the Company to own beneficially 5% or more of the Common Stock, (ii) each director and nominee for director of the Company, (iii) each of the Named Executive Officers in the Summary Compensation Table (see "Executive Compensation") except for Steve Runnels whose employment was terminated in September of 2000, and (iv) all of the Company's directors and executive officers of the Company as a group. The information as to each person or entity has been furnished by such person or entity, and unless otherwise indicated, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

                                                                              SHARES              PERCENT
                                                                           BENEFICIALLY          OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNERSHIP(1)                                  OWNED(1)           OUTSTANDING
--------------------------------------------                               ------------         -----------
Alvin J. Glasky, Ph.D.(2) ............................................       1,503,748             8.5%
   157 Technology Drive
   Irvine, CA 92618
Ingalls & Snyder, L.L.C.(3) ..........................................       2,553,375            14.7%
Peter R. Kellogg(4) ..................................................       2,194,900            12.7%
Rajesh C. Shrotriya, M.D.(5) .........................................         122,000               *
Samuel Gulko(6) ......................................................         111,516               *
Mark J. Glasky(7)(8) .................................................          84,229               *
Michelle S. Glasky, Ph.D.(9)(10) .....................................          52,480               *
F. Jacob Huff, M.D.(11) ..............................................          20,000               *
Ann C. Kessler, Ph.D.(12) ............................................          33,750               *

                                                                              SHARES              PERCENT
                                                                           BENEFICIALLY          OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNERSHIP(1)                                  OWNED(1)           OUTSTANDING
--------------------------------------------                               ------------         -----------
Armin M. Kessler(12) .................................................          33,750               *
Luigi Lenaz, M.D.(13) ................................................           9,500               *
John L. McManus(14) ..................................................          26,650               *
Eric L. Nelson, Ph.D.(15) ............................................          92,250               *
Carol O'Cleireacain, Ph.D.(16) .......................................          75,750               *
Joseph Rubinfeld, Ph.D.(15) ..........................................          45,750               *
Paul H. Silverman, Ph.D., D.Sc.(16) ..................................          75,750               *
D. Scott Wieland, Ph.D., MBA(17) .....................................          11,000               *
All Executive Officers and Directors as a group (15 persons)(18) .....       2,298,123            12.6%

-----------------------
*  less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of March 30, 2001, are deemed beneficially owned and outstanding for computing the percentage of the person holding such securities, but are not considered outstanding for computing the percentage of any other person.

(2) Includes 352,500 shares subject to options held by Dr. Alvin J. Glasky and 23,000 shares subject to options held by Rosalie H. Glasky, which are currently exercisable or exercisable within 60 days of March 30, 2001. Also includes 4,000 shares owned by the NeoTherapeutics, Inc. 401(k) Plan, and 23,149 shares beneficially owned by Dr. Glasky's wife, Rosalie H. Glasky. Does not include 84,229 shares beneficially owned by Mark J. Glasky and 52,480 shares beneficially owned by Dr. Michelle S. Glasky, Dr. Glasky's adult children, for which Dr. Glasky disclaims beneficial ownership.

(3) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2001, Ingalls & Snyder, L.L.C. reported that it had sole voting and dispositive power over 291,847 shares, including 48,825 shares issuable upon the exercise of warrants, and shared dispositive power only over 2,261,528 shares, including 255,725 shares issuable upon exercise of warrants.

(4) Based on a Schedule 13G filed with the Securities and Exchange Commission on March 12, 2001, IAT ReInsurance Syndicate Ltd. reported that it had sole voting and dispositive power over 2,194,900 shares, including 125,000 shares issuable upon exercise of warrants issued to IAT ReInsurance Syndicate Ltd., which is wholly beneficially owned by Mr. Kellogg.

(5) Includes 100,000 shares subject to options held by Dr. Shrotriya, which are currently exercisable or exercisable within 60 days of March 30, 2001.

(6) Includes 88,916 shares subject to options held by Mr. Gulko which are currently exercisable or exercisable within 60 days of March 30, 2001, 1,050 shares subject to currently exercisable warrants and 5,000 shares owned by the Sam Gulko CPA Defined Contribution Employee Benefit Plan.

(7)  Mark J. Glasky is the adult son of Dr. Alvin J. Glasky.

(8) Includes 65,750 shares subject to options held by Mr. Glasky, which are currently exercisable or exercisable within 60 days of March 30, 2001, and 1,000 shares subject to currently exercisable warrants.

(9)  Michelle S. Glasky, Ph.D., is the adult daughter of Dr. Alvin J. Glasky.

(10) Includes 44,000 shares subject to options held by Dr. Michelle S. Glasky, which are currently exercisable or exercisable within 60 days of March 30, 2001, and 500 shares subject to currently exercisable warrants.

(11) Includes 20,000 shares subject to options held by Dr. Huff, which are currently exercisable or exercisable within 60 days of March 30, 2001.

(12) Includes 33,750 shares subject to options held by each of Dr. Ann C. Kessler and Armin M. Kessler, which are currently exercisable or exercisable within 60 days of March 30, 2001. Dr. Ann C. Kessler and Armin
     M. Kessler are husband and wife.

(13) Includes 7,500 shares subject to options held by Dr. Lenaz, which are currently exercisable or exercisable within 60 days of March 30, 2001.

(14) Includes 15,000 shares subject to options held by Mr. McManus, which are currently exercisable or exercisable within 60 days of March 30, 2001, 8,600 shares subject to currently exercisable warrants and 2,050 shares owned by the John McManus SEP IRA.

(15) Includes 45,750 shares subject to options held by each of Drs. Nelson and Rubinfeld, which are currently exercisable or exercisable within 60 days of March 30, 2001.

(16) Includes 65,750 shares subject to options held by each of Drs. O'Cleireacain and Silverman, which are currently exercisable or exercisable within 60 days of March 30, 2001.

(17) Includes 11,000 shares subject to options held by Dr. Wieland, which are currently exercisable or exercisable within 60 days of March 30, 2001.

(18) Includes 1,018,166 shares subject to options, which are currently exercisable or exercisable within 60 days of March 30, 2001, and 11,150 shares subject to currently exercisable warrants.

                             EXECUTIVE COMPENSATION

        The following table sets forth summary information concerning the compensation of our Chief Executive Officer and the other most highly compensated executive officers whose total salary and bonuses for services rendered to us and our subsidiaries in all capacities during the fiscal year ended December 31, 2000 exceeded $100,000 (the "Named Executive Officers"). No other executive officer received compensation in 2000 in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                                                    LONG TERM
                                                                                                                COMPENSATION AWARDS
                                                                                   ANNUAL COMPENSATION              SECURITIES
                                                                             -------------------------------        UNDERLYING
NAME AND PRINCIPAL POSITION                                        YEAR        SALARY               BONUS          OTHER OPTIONS
---------------------------                                        ----      -------------      -------------   -------------------
Alvin J. Glasky, Ph.D. ................................            2000      $  252,333         $  832,233(3)         200,000
   Chairman, Chief Executive Officer                               1999         210,954                 --            275,000
   and Chief Scientific Officer                                    1998         199,998                 --             65,000

Rajesh Shrotriya, M.D. ................................            2000          75,833(1)          33,740(4)         325,000
   President and Chief Operating Officer

Samuel Gulko ..........................................            2000         170,613                 --            125,000
   Senior Vice President, Finance, Chief                           1999         118,165             60,000
   Financial Officer, Secretary and Treasurer                      1998         109,250             25,000

Michelle S. Glasky Ph.D. ..............................            2000         140,225                 --            100,000
   Vice President, Scientific Affairs

D. Scott Wieland Ph.D., MBA ...........................            2000         151,604                 --            100,000
   Vice President, Product Development

Steve Runnels .........................................            2000         149,786(2)              --                 --
   Executive Vice President                                        1999         167,701                 --             10,000
                                                                   1998         165,940                 --             25,000

--------------
(1)  Employment commenced on September 1, 2000.

(2)  Employment terminated on September 30, 2000.

(3) Includes $319,727 from litigation settlement and $512,506 from warrant exercise of 88,173 shares at $3.75 exercise price per share.

(4)  One time relocation allowance.

Option Grants

        The following table sets forth information concerning stock options granted during the fiscal year ended December 31, 2000, to the Named Executive
Officers:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                    PERCENTAGE                                POTENTIAL REALIZABLE VALUE
                                                     OF TOTAL                                 AT ASSUMED ANNUAL RATES OF
                                         OPTIONS     OPTIONS                                   STOCK PRICE APPRECIATION
                                         GRANTED     GRANTED TO    EXERCISE                      FOR OPTION TERM(2)
                                         (1)(NO.    EMPLOYEES IN    PRICE      EXPIRATION     --------------------------
         NAME                           OF SHARES)  FISCAL YEAR    ($/SHARE)      DATE            5%            10%
         ----                           ----------  -----------    ---------   ----------     ---------     ------------
Alvin J. Glasky, Ph.D.                  100,000(1)       7%         $10.250    06/27/2010      $644,617     $1,633,586
                                        100,000(1)       7%           4.063    11/22/2010       255,520        647,538

Rajesh Shrotriya, M.D.                  100,000(2)       7%           6.063    09/01/2010       381,267        966,206
                                        150,000(3)      11%           6.063    09/01/2010       571,901      1,449,310
                                         75,000(1)       6%           4.063    11/22/2010       191,640        485,653

Samuel Gulko                             50,000(1)       4%          10.250    06/27/2010       322,308        816,793
                                         75,000(1)       6%           4.063    11/22/2010       191,640        485,653

Michelle S. Glasky, Ph.D.                50,000(1)       4%          10.250    06/27/2010       322,308        816,793
                                         50,000(1)       4%           4.063    11/22/2010       127,760        323,769

D. Scott Wieland, Ph.D., MBA             50,000(1)       4%          10.250    06/27/2010       322,308        816,793
                                         50,000(1)       4%           4.063    11/22/2010       127,760        323,769

--------------
(1) The above options become exercisable in increments of 25% per year, commencing June 27, 2000.

(2) The above options become exercisable in increments of 25% semi annually, commencing September 1, 2000.

(3) The above options become exercisable as certain milestones are reached per agreement.


        The potential realizable value is calculated from the exercise price per share, assuming the market price of our common stock appreciates in value at the stated percentage rate from the date of grant to the expiration date. Actual gains, if any, are dependent on the future market price of the common stock.

Options Exercised and Fiscal Year-End Values

         The following table sets forth information concerning stock options exercised during the fiscal year ended December 31, 2000, by the Named Executive Officers and the value of such officers' unexercised options at December 31, 2000:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                      NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                        NUMBER OF                    UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                                         SHARES                    OPTIONS AT FISCAL YEAR-END         FISCAL YEAR-END(1)
                                        ACQUIRED       VALUE      ----------------------------   ----------------------------
NAME                                   ON EXERCISE    REALIZED    EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                                   -----------    --------    -----------    -------------   -----------    -------------
Alvin J. Glasky, Ph.D.                        -       $     -       227,500         387,500        $939,575      $1,600,375
Rajesh J. Shrotriya, M.D.                     -             -             -         325,000               -       1,342,250
Samuel Gulko                                  -             -        54,083         175,917         223,362         726,536
Michelle S. Glasky, Ph.D.                     -             -        42,500         116,500         175,525         481,145
D. Scott Weiland, Ph.D., MBA                  -             -        10,500         118,500          43,365         489,405

-----------------------

(1) Based upon the closing price of the common stock on December 29, 2000, as reported by the NASDAQ National Market of $4.13 per share.

EMPLOYMENT AGREEMENTS

        We have entered into an employment agreement with Dr. Alvin J. Glasky, effective as of December 1, 2000. The agreement requires Dr. Glasky to devote all of his productive time, attention, knowledge and skill to the affairs of the Company during the term of the agreement. The agreement provides for an annual base salary of $300,000 with annual increases and periodic bonuses as determined by the Board of Directors. The agreement ends on December 31, 2003, and may be terminated by us with or without cause as defined in the agreement. The agreement also provides for guaranteed severance payments equal to Dr. Glasky's annual base salary for the greater of two years or the remaining life of the agreement upon the termination of employment without cause or upon a change in control of us.

        We also have an employment agreement with Samuel Gulko, which was effective December 1, 2000. The agreement requires Mr. Gulko to devote all his productive time, attention, knowledge and skill to the affairs of the Company during the term of the agreement. The agreement provides for an annual base salary of $200,000 with annual increase, periodic bonuses and stock options as determined by the Board of Directors. The agreement ends on December 31, 2002 and may be terminated by us with or without cause as defined in the agreement. The agreement also provides for guaranteed severance payments equal to annual base salary for two years upon the termination of employment without cause or upon a change in control of us.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        Administration. Decisions on compensation of the Company's executive officers are made by the Compensation Committee of the Board (the "Committee"). Each member of the Committee is a non-employee Director. All decisions made by the Committee relating to the compensation of the Company's executive officers are reviewed by the full Board, except for decisions regarding awards under the Company's stock option and incentive plans which are made solely by the Committee in order for the grants under such plans to satisfy Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        Executive Officer Compensation Policy. The Committee's executive compensation policies are designed to integrate executive compensation with long-term goals, recognize and reward attainment of management goals and objectives, and enable the Company to attract and retain executive officers. The Committee believes a substantial portion of each executive's compensation should be contingent upon the attainment by the executive of specific management objectives and is also dependent upon the Company's financial performance. Accordingly, executives are eligible for annual bonuses that correspond to varying levels of management and Company performance.

        Base Salary. The compensation of each executive officer is reviewed annually by the Committee, with reference to the executive's performance, level of responsibility and experience, to determine whether the current base salary is appropriate. If significant changes in an executive's salary are to be considered, the Committee shall refer to salary ranges paid executives with comparable duties in companies of comparable size within the same industry in the same geographic area in which the Company is located. Such salaries shall be adjusted, if deemed appropriate by the Committee, in accordance with salary surveys provided by nationally recognized research organizations. The base salary of executive officers, other than the Company Chief Executive Officer, shall be determined by the Committee after consultation with the Chief Executive Officer. The base salary of the Chief Executive Officer is recommended by the Committee to the full Board of Directors. Approval by the Board of Directors is required for any change in base salary of the Chief Executive Officer. In June 2000, the board established base salaries for the Company's executive officers at approximately the median base compensation level for officers in similar positions based upon a salary survey provided by a nationally recognized research organization.

        Bonuses. In addition to the base salary, the Committee may establish a Compensation Plan setting forth a methodology for determining incentive compensation ("Bonus"), if any, for executive officers. Such plan may also include incentive compensation for key managers of the Company. In accordance with the plan, the Committee shall, in consultation with the Chief Executive Officer, establish target bonus levels for the Company's executive officers, and key managers, if appropriate, based on financial resources of the Company. The actual award of incentive compensation shall be determined by the attainment of individual management goals and objectives, established to specifically relate to the individual's position within the Company. All such goals and objectives shall be supportive of the overall strategy and goals of the Company. Due to the financial requirements of the Company, the Committee did not award any cash bonuses in 2000.

        Stock Option Grants and Restricted Stock Awards. The Committee endorses the position that granting stock options and restricted stock awards to the Company's executive officers can be very beneficial to stockholders because it aligns management's and stockholders' interests in the enhancement of stockholder values. Accordingly, from time to time, the Committee has granted stock options to the executive officers. The number of options received by each executive officer shall be fixed by the Committee after consideration of recommendation made by the Chief Executive Officer. The options are exercisable in installments as determined by the Committee commencing three months from the date of grant and are granted at an exercise price equal to the price of the Company's stock at the close of business on the date of the grant. Awards of such Stock Options and Restricted Stock shall be determined solely by the Committee in order that such grants satisfy Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

        Other Benefits. The executive officers participate in employee benefit programs, such as the Company's health care and vacation programs.

        Compensation of the Chief Executive Officer. The compensation of Dr. Alvin J. Glasky, the Company's Chief Executive Officer and its founder, is determined in accordance with an Executive Employment Agreement (the "Agreement") entered into on December 1, 2000, which is effective from December 1, 2000, the date of termination of the predecessor employment agreement, through December 31, 2003, and may be terminated by the Company with or without cause as defined in the Agreement. The Agreement, among other things, provides for an annual base salary with annual increases and periodic bonuses as determined by the Board of Directors. The Agreement also provides for guaranteed severance payments upon the Chief Executive Officer's termination of employment without cause, or upon a change of control of the Company. In addition, the Company shall grant to the Chief Executive Officer options to acquire shares of the Company's common stock, the specific terms of stock options awarded shall be as set forth in separate option agreements. The Chief Executive Officer was granted an option to purchase 100,000 shares of common stock at the fair market value on June 27, 2000 ($10.25 per share) and an option to purchase an additional 100,000 shares of common stock at the fair market value on November 22, 2000 ($4.063). These options vest 25% annual increments over a period of four years from the date of grant.

        The Agreement stipulates that Dr. Glasky is to receive a base salary of $300,000 per year. The Compensation Committee considered the same factors as discussed above, compared salaries of chief executive officers of similarly-sized companies in the industry in setting the compensation of Dr. Glasky and also considered Dr. Glasky's qualifications as a scientist and his ability to guide the Company and to manage its scientific programs and business strategy.

                     Submitted by the Compensation Committee
                         Eric L. Nelson, Ph.D., Chairman
                           Carol O'Cleireacain, Ph.D.
                         Paul H. Silverman, Ph.D., D.Sc.

        This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

STOCK OPTION PLANS

        We have two stock option plans: the 1991 Stock Incentive Plan (the "1991 Plan") and the 1997 Stock Incentive Plan (the "1997 Plan") (the "Plans"). The Plans were adopted by our stockholders and Board of Directors in May 1991 and June 17, 1997, respectively.

THE 1991 INCENTIVE STOCK OPTION PLAN

        The 1991 Plan, as amended, provides for grants of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options, stock appreciation rights ("SARs") and bonus stock. The 1991 Plan, as amended, authorizes for issuance up to 401,430 shares of our common stock. Under the 1991 Plan, incentive stock options may be granted to employees, and nonqualified stock options, SARs and bonus stock may be granted to our employees and other persons whose participation in the 1991 Plan we determined to be in our best interest. As of December 31, 2000, there were options to purchase 196,430 shares of common stock outstanding under the 1991 Plan.

THE 1997 INCENTIVE STOCK OPTION PLAN

        The 1997 Plan provides for grants of "incentive stock options" within the meaning of the Code, nonqualified stock options and rights to purchase shares of our common stock ("Purchase Rights"). The 1997 Plan authorized for issuance up to 2,000,000 shares of our common stock, subject to adjustment in the number and kind of shares subject to the 1997 Plan and to outstanding shares in the event of stock splits, stock dividends or certain other similar changes in our capital structure. Under the 1997 Plan, we may grant incentive stock options, nonqualified stock options and Purchase Rights to our employees and employees of our subsidiaries and affiliates. We also may grant nonqualified stock options and Purchase Rights to our employees and employees of our subsidiaries and affiliates and non-employee directors, consultants and other service providers. As of December 31, 2000, there were options to purchase 2,153,175 shares of common stock outstanding under the 1997 Plan.

COMMON FEATURES OF BOTH THE 1991 PLAN AND THE 1997 PLAN

        The Compensation Committee of the Board of Directors (the "Committee") administers the Plans and has sole discretion and authority, consistent with the provisions of the Plans, to determine which eligible participants will receive options, the time when options will be granted, the terms of options granted and the number of shares which will be subject to options granted under the Plans.

        In the event of our merger with or into another corporation or the sale of substantially all of our assets, any outstanding options and SARs granted under the Plans shall be assumed or equivalent options and SARs substituted by the successor corporation. In the event a successor corporation does not assume or substitute the options and SARs, the exercisability of the options and SARs under the 1991 Plan shall be accelerated. The vesting of all options outstanding under the 1997 Plan will accelerate upon a change in control of us, regardless of whether the options are assumed or new options are issued by the successor corporation.

        The exercise price of incentive stock options must be not less than the fair market value of a share of common stock on the date that the option is granted (110% with respect to optionees who own at least 10% of the outstanding common stock). Nonqualified options shall have such exercise price as determined by the Committee. The Committee has the authority to determine the time or times at which options granted under the Plans become exercisable, provided that options expire no later than ten years from the date of grant (five years with respect to optionees who own at least 10% of the outstanding common stock). Options are nontransferable, other than upon death, by will and the laws of descent and distribution, and incentive stock options may be exercised only by an employee while employed by us or within three months after termination of employment (one year for termination resulting from death or disability).

SECTION 401(k) PLAN

        In January 1990, we adopted the AIT Cash or Deferred Profit Sharing Plan (the "401(k) Plan") covering our full-time employees located in the United States. The 401(k) Plan is intended to qualify under Section 401(k) of the Code, so that contributions to the 401(k) Plan by our employees or us, and the investment earnings thereon, are not taxable to employees until withdrawn from the 401(k) Plan, and so that contributions made by us, if any, will be deductible by us when made. Pursuant to the 401(k) Plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit ($10,500 in 2000) and to have the amount of such reduction contributed to the 401(k) Plan. The 401(k) Plan permits, but does not require, us to make additional matching contributions to the 401(k) Plan on behalf of all participants in the 401(k) Plan. We have not made any contributions to the 401(k) Plan.

EMPLOYEE STOCK PURCHASE PLAN

        In January 2001, we adopted the Employee Stock Purchase Plan ("Plan") subject to the provisions of Section 423 of the Internal Revenue Code offering to eligible employees of the Company, on a tax-advantaged basis, the opportunity to purchase shares of the Company common stock, at a discount, through payroll deductions. The Plan allows the participant to deduct up to 15% of their income per pay period for the initial offering period under the Plan, and up to 25% of income for offering periods thereafter. The Company common stock shares will be offered during the six month offering periods commencing on each June 21 and December 21. The initial offering period commenced on January 26, 2001, and will end on June 20, 2001. The per share purchase price of shares of the Company common stock purchased on the last trading day of an offering period will be lesser of 85% of the fair market value of a share on the first trading day of the period, and 85% of the fair market value of a share on the last trading day of the period. Fair market value will be determined based on the closing trading price for the Company common stock. The maximum number of shares of the Company's common stock available for issuance under the Plan is 300,000. The Plan limits the number of shares of the Company common stock that any one individual can purchase under the Plan in the initial offering period at 5,000 shares. For all subsequent offering periods, this limit is increased to 12,500 shares per individual. Additionally, as required under Section 423(b)(8) of the Code, no individual may be granted an option under the Plan that permits his or her rights to purchase shares of the Company's common stock or other stock under the Plan (and under all other employee stock purchase plans of the Company, any parent corporation and any subsidiary corporation of the Company) to accrue at a rate which exceeds $25,000 of the fair market value (determined as of the date of grant of the option). Any payroll deductions not applied because of these limitations will be refunded to the participant.

                                   PROPOSAL 2

       APPROVAL OF THE ISSUANCE OF THE PREFERRED STOCK OR DEBENTURES AND
              ISSUANCE OF COMMON STOCK UPON THE CONVERSION OF THE
               PREFERRED STOCK OR DEBENTURES PURSUANT TO EXCHANGE
                   RIGHTS GRANTED IN A FINANCING TRANSACTION

PURPOSE AND DESCRIPTION OF THIS PROPOSAL

        In order to fund ongoing research and development of the Company's products and to provide general working capital, on September 21, 2000, NeoTherapeutics and NeoGene Technologies, Inc. ("NeoGene"), a subsidiary of NeoTherapeutics, entered into a Securities Purchase Agreement with two institutional investors ("the Purchasers" or individually, "Purchaser") for the issuance and sale of preferred stock and warrants for aggregate consideration of $5,000,000 (the "NeoGene Agreement"). Pursuant to the NeoGene Agreement, NeoGene issued and sold to the investors a total of 111,110 shares of its Series A Convertible Preferred Stock, no par value per share (the "Series A Preferred"), at a purchase price of $45 per share (the "Purchase Price"), and issued five-year warrants ("the NeoGene Warrants") to purchase a total of 22,676 shares of NeoGene common stock, no par value per share (the "NeoGene Common Stock") at an exercise price of $45 per share. The Series A Preferred is convertible into shares of NeoGene Common Stock on a one-to-one basis, subject to certain antidilution adjustments, and automatically converts upon the earlier to occur of September 21, 2005 or the closing of a public offering of NeoGene Common Stock meeting certain criteria.

        In addition, NeoTherapeutics issued to the Purchasers, five-year warrants (the "NeoTherapeutics Warrants") to purchase an aggregate of 80,000 shares of its common stock, par value $.001 per share (the "NeoTherapeutics Common Stock"), at an exercise price of $10.47 per share. NeoTherapeutics also granted two exchange rights to the holders of Series A Preferred which will allow such holders to exchange their shares of Series A Preferred for preferred stock or debentures of NeoTherapeutics.

        The first exchange right ("First Exchange Right") grants each Purchaser the right, at its option, at any time and from time to time after January 21, 2001, to exchange all or a portion of the Series A Preferred shares then held by such Purchaser for a number of shares of NeoTherapeutics' to be designated convertible preferred stock, $.001 par value per share (the "NeoTherapeutics Preferred Stock (Form A)"), equal to (i) the aggregate liquidation preference of the Series A Preferred shares surrendered for exchange plus any accrued but unpaid dividends thereon, divided by (ii) the stated value per share of the NeoTherapeutics Preferred Stock (Form A). The NeoTherapeutics Preferred Stock (Form A) will be convertible into shares of NeoTherapeutics Common Stock at a conversion price equal to 101% of the average of the lowest ten closing bid prices of the NeoTherapeutics Common Stock, as reported by The Nasdaq, during the thirty trading days immediately preceding the conversion.

        If (i) at the time a Purchaser delivers a written notice of an intent to exercise the First Exchange Right, or (ii) at any time after a Purchaser has exchanged shares of Series A Preferred for shares of NeoTherapeutics Preferred Stock (Form A), NeoTherapeutics does not beneficially own cash, cash equivalents and marketable securities having an aggregate fair market value of at least Five Million Dollars ($5,000,000), such Purchaser shall have the right to exchange the Series A Preferred shares offered for exchange, or any shares of NeoTherapeutics Preferred Stock (Form A) then owned by Purchaser, as applicable, for NeoTherapeutics 5% Subordinated Convertible Debentures due September 21, 2005 (the "NeoTherapeutics Debentures (Form A)"), having an aggregate principal amount equal to the aggregate liquidation preference of the Series A preferred shares, or the stated value of the shares of NeoTherapeutics Preferred Stock (Form A), as applicable, surrendered for exchange, plus any accrued but unpaid dividends thereon. NeoTherapeutics Debentures (Form A) will be convertible into shares of NeoTherapeutics Common Stock on the same terms as the NeoTherapeutics Preferred Stock (Form A).

        The second exchange right ("Second Exchange Right") grants each Purchaser the following right: if at any time the closing price of NeoTherapeutics Common Stock as reported by The Nasdaq is below $5.00 for five consecutive trading days, each Purchaser shall have the right, at its option, at any time and from time to time after the fifth such consecutive trading day, to exchange all or a portion of the Series A Preferred shares then held by such Purchaser for a number of shares of NeoTherapeutics' to be designated convertible preferred stock, $.001 par value per share (the "NeoTherapeutics Preferred Stock (Form B)" (collectively Form A and Form B are known as "Preferred Stock")), equal to (i) the aggregate liquidation preference of the Series A Preferred shares surrendered for exchange plus any accrued but unpaid dividends thereon, divided by (ii) the stated value per share of the NeoTherapeutics Preferred Stock (Form B). The NeoTherapeutics Preferred Stock (Form B) will be convertible into shares of NeoTherapeutics Common Stock at a conversion price equal to the lesser of (i) 120% of the closing bid price of the NeoTherapeutics Common Stock on the first date of issuance of any shares of NeoTherapeutics Preferred Stock (Form B), as reported by The Nasdaq (the "Initial Conversion Price") and (ii) 101% of the average of the lowest ten closing bid prices of the NeoTherapeutics Common Stock, as reported by The Nasdaq, during the thirty trading days immediately preceding the conversion, except that the conversion price of the NeoTherapeutics Preferred Stock (Form B) will be fixed at the Initial Conversion Price for ninety days after the first date of issuance of any shares of NeoTherapeutics Preferred Stock (Form B). The condition to the exercise of the second exchange right was satisfied as of December 22, 2000.

        If (i) at the time a Purchaser delivers a written notice of an intent to exercise the Second Exchange Right, or (ii) at any time after a Purchaser has exchanged shares of Series A Preferred for shares of NeoTherapeutics Preferred Stock (Form B), NeoTherapeutics does not beneficially own cash, cash equivalents and marketable securities having an aggregate fair market value of at least Five Million Dollars ($5,000,000), such Purchaser shall have the right to exchange the Series A Preferred shares offered for exchange, or shares of NeoTherapeutics Preferred Stock (Form B) then owned by the Purchaser, as applicable, for NeoTherapeutics 5% Subordinated Convertible Debentures due September 21, 2005 (the "NeoTherapeutics Debentures (Form B)" (collectively Form A and Form B are known as "Debentures")), having an aggregate principal amount equal to the aggregate liquidation preference of the Series A Preferred shares, or the stated value of the shares of NeoTherapeutics Preferred Stock (Form B), as applicable, surrendered for exchange plus any accrued but unpaid dividends thereon. The NeoTherapeutics Debentures (Form B) will be convertible into shares of NeoTherapeutics Common Stock on the same terms as the NeoTherapeutics Preferred Stock (Form B); provided, that the initial conversion price for any NeoTherapeutics Debentures (Form B) issued in exchange for shares of NeoTherapeutics Preferred Stock (Form B) shall be determined as if such NeoTherapeutics Debentures (Form B) had been issued on the date that such shares of NeoTherapeutics Preferred Stock (Form B) were issued.

        The foregoing summary is qualified in its entirety by reference to the transaction documents described, copies of which have been filed with the Securities Exchange Commission as exhibits to the Company's Current Report on Form 8-K, filed November 13, 2000, and can also be obtained by writing to the Secretary, NeoTherapeutics, Inc., 157 Technology Drive, Irvine, California 92618.

        The Company's Common Stock trades on the Nasdaq National Market. The Nasdaq corporate governance standards require stockholder approval of the sale or issuance of Common Stock in a private placement transaction at a price less than the greater of book or market value, if the number of new shares would equal 20% or more of the number of shares outstanding at the time the Company enters into the transaction. As described above, because the conversion price of the Preferred Stock or Debentures varies based upon the market value of the Common Stock, the conversion of the Preferred Stock or Debentures could result in the issuance of more than 20% of the number of shares outstanding at the time the Preferred Stock or Debentures are first issued. The terms of the Preferred Stock and Debentures provide that unless the Stockholder approval of this transaction is obtained, the number of shares of Common Stock issuable upon conversion of the Preferred Stock or Debentures is limited to 19.999% of the number of shares of common stock outstanding on the first date on which any shares of Preferred Stock or Debentures are issued (the "Issuable Maximum"). The Company seeks approval of this transaction and the issuance of shares of Common Stock upon conversion of the Preferred Stock or Debentures in excess of 20% of the number of shares of Common Stock outstanding at the time the Preferred Stock or Debentures are first issued in order to comply with the Nasdaq corporate governance standards.

REGISTRATION RIGHTS

        In connection with this transaction, the Company entered into a Registration Rights Agreement pursuant to which the Company is required to register, and maintain the registration of, the resale of the Common Stock issuable upon conversion of the Preferred Stock or Debentures, and upon exercise of the NeoTherapeutics Warrants. The Company filed a registration statement covering the resale of these shares of Common Stock on December 6, 2000. The Company may be subject to certain penalties if the Company fails to maintain this registration as required under the Registration Rights Agreement.

EFFECT ON OUTSTANDING COMMON STOCK

        If issued, the Preferred Stock will rank senior to the Common Stock with respect to dividends and distributions upon liquidation. Similarly, the holders of the Debentures, if issued, will be entitled to receive the principal amount and any accrued but unpaid interest under the Debentures in the event of a liquidation of the Company before any distribution is made to the holders of the Company's Common Stock.

        The issuance of Common Stock upon conversion of the Preferred Stock or Debentures, and upon exercise of the Warrants, will have no effect on the rights or privileges of existing holders of Common Stock except that the economic and voting interests of each stockholder will be diluted as a result of such issuance.

        As noted above, the exact number of shares of Common Stock issuable upon conversion of the Preferred Stock or Debentures cannot currently be determined, and may vary with the market price of the Common Stock. The extent of such dilution depends on the future market price of the Common Stock and the timing of conversion of the Preferred Stock or Debentures. The potential effects of any such dilution on the existing stockholders of the Company include the significant dilution of the current stockholders' economic and voting interests in the Company.

VOTE REQUIRED FOR APPROVAL AND RECOMMENDATION OF THE BOARD OF DIRECTORS

        Approval of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the issuance of a number of shares of Common Stock in excess of the Issuable Maximum. Broker non-votes with respect to this proposal will be treated as neither a vote "for" nor a vote "against" the proposal, although they will be counted in determining whether a quorum is present. Abstentions will have the same effect as a vote "against" the proposal because they represent shares present or represented at the meeting and entitled to vote on the proposal, thereby increasing the number of affirmative votes required to approve this proposal.

CONSEQUENCES IF STOCKHOLDER APPROVAL IS NOT OBTAINED

        The terms of the Preferred Stock and Debentures provide that the Company cannot issue more than the Issuable Maximum number of shares upon conversion of the Preferred Stock or Debentures, unless and until stockholder approval of such issuances is obtained. If the stockholder approval sought hereby is not obtained, the Company may be required to pay cash in lieu of issuing shares upon conversion of the Preferred Stock or Debentures in an amount equal to the stated value or principal amount that would otherwise be converted plus a premium of at least 20%.

        If the stockholder approval sought hereby is not obtained and the Company is required to pay cash upon conversion of the Preferred Stock or Debentures, there can be no assurance that the Company would have available cash resources to satisfy such obligations. If the Company does have cash resources available to satisfy such obligation, such payment could have a material adverse effect on the Company's financial condition and ability to implement its business strategy. In addition, any delay in payment of the obligation will cause interest to accrue at the rate of eighteen percent per annum until paid.

INTERESTS OF CERTAIN PERSONS

        Neither of the purchasers of the Common Stock and Warrants, nor any of their affiliates, is a director or executive officer of the Company.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                                   PROPOSAL 3

  APPROVAL OF THE ISSUANCE OF THE PREFERRED STOCK AND ISSUANCE OF COMMON STOCK UPON THE CONVERSION OF THE PREFERRED STOCK PURSUANT TO EXCHANGE RIGHTS GRANTED
                           IN A FINANCING TRANSACTION

PURPOSE AND DESCRIPTION OF THIS PROPOSAL

        In order to fund ongoing research and development of the Company's products and to provide general working capital, on December 18, 2000, NeoTherapeutics and NeoGene Technologies, Inc. ("NeoGene"), a subsidiary of NeoTherapeutics, entered into a Securities Purchase Agreement with an institutional investor for the issuance and sale of preferred stock and warrants for aggregate consideration of $2,000,025 (the "Purchase Agreement"). Pursuant to the Purchase Agreement, NeoGene issued and sold to the investor a total of 44,445 shares of its Series B Convertible Preferred Stock, no par value per share (the "Series B Preferred"), at a purchase price of $45 per share, and issued a five-year warrant to purchase a total of 9,387 shares of NeoGene common stock, no par value per share (the "NeoGene Common Stock") at an exercise price of $45 per share. The Series B Preferred is convertible into shares of NeoGene Common Stock on a one-to-one basis, subject to certain antidilution adjustments, and automatically converts upon the earlier to occur of December 18, 2005 or the closing of a public offering of NeoGene Common Stock meeting certain criteria.

        In addition, NeoTherapeutics issued to the investor a five-year warrant to purchase an aggregate of 30,000 shares of its common stock, par value $.001 per share (the "NeoTherapeutics Common Stock"), at an exercise price of $6.10 per share. NeoTherapeutics also granted an exchange right to the investor which will allow the investor to exchange its shares of Series B Preferred for preferred stock of NeoTherapeutics.

        The exchange right grants the investor the right, at its option, at any time and from time to time after June 18, 2001, to exchange all or a portion of the Series B Preferred shares then held by the investor for a number of shares of NeoTherapeutics' to be designated convertible preferred stock, $.001 par value per share (the "NeoTherapeutics Preferred Stock"), equal to (i) the aggregate liquidation preference of the Series B Preferred shares surrendered for exchange plus any accrued but unpaid dividends thereon, divided by (ii) the stated value per share of the NeoTherapeutics Preferred Stock. The NeoTherapeutics Preferred Stock will be convertible into shares of NeoTherapeutics Common Stock at a conversion price equal to the lesser of (i) 150% of the average of the closing bid prices of the NeoTherapeutics Common Stock for the five trading days immediately preceding the first date of issuance of any shares of NeoTherapeutics Preferred Stock, as reported by The Nasdaq Stock Market, and (ii) 101% of the average of the lowest seven closing bid prices of the NeoTherapeutics Common Stock, as reported by The Nasdaq Stock Market, during the thirty trading days immediately preceding the conversion.

        The foregoing summary is qualified in its entirety by reference to the transaction documents described, copies of which have been filed with the Securities Exchange Commission as exhibits to the Company's Current Report on Form 8-K, filed December 28, 2000, and can also be obtained by writing to the Secretary, NeoTherapeutics, Inc., 157 Technology Drive, Irvine, California 92618.

        The Company's Common Stock trades on the Nasdaq National Market. The Nasdaq corporate governance standards require stockholder approval of the sale or issuance of Common Stock in a private placement transaction at a price less than the greater of book or market value, if the number of new shares would equal 20% or more of the number of shares outstanding at the time the Company enters into the transaction. As described above, because the conversion price of the Preferred Stock varies based upon the market value of the Common Stock, the conversion of the Preferred Stock could result in the issuance of more than 20% of the number of shares outstanding at the time the Preferred Stock are first issued. The terms of the Preferred Stock provide that unless the Stockholder approval of this transaction is obtained, the number of shares of Common Stock issuable upon conversion of the Preferred Stock is limited to 19.999% of the number of shares of common stock outstanding on the first date on which any shares of Preferred Stock are issued (the "Issuable Maximum"). The Company seeks approval of this transaction and the issuance of shares of Common Stock upon conversion of the Preferred Stock in excess of 20% of the number of shares of Common Stock outstanding at the time the Preferred Stock are first issued in order to comply with the Nasdaq corporate governance standards.

REGISTRATION RIGHTS

        In connection with this transaction, the Company entered into a Registration Rights Agreement pursuant to which the Company is required to register, and maintain the registration of, the resale of the Common Stock issuable upon conversion of the Preferred Stock and upon exercise of the Warrants. The Company may be subject to certain penalties if the Company fails to file a Registration Statement covering the resale of these shares within 90 days of the closing date, or if the Registration Statement is not declared effective with 180 days of the closing date.

EFFECT ON OUTSTANDING COMMON STOCK

        If issued, the Preferred Stock will rank senior to the Common Stock with respect to dividends and distributions upon liquidation.

        The issuance of Common Stock upon conversion of the Preferred Stock, and upon exercise of the Warrants, will have no effect on the rights or privileges of existing holders of Common Stock except that the economic and voting interests of each stockholder will be diluted as a result of such issuance.

        As noted above, the exact number of shares of Common Stock issuable upon conversion of the Preferred Stock cannot currently be determined, and may vary with the market price of the Common Stock. The extent of such dilution depends on the future market price of the Common Stock and the timing of conversion of the Preferred Stock. The potential effects of any such dilution on the existing stockholders of the Company include the significant dilution of the current stockholders' economic and voting interests in the Company.

VOTE REQUIRED FOR APPROVAL AND RECOMMENDATION OF THE BOARD OF DIRECTORS

        Approval of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the issuance of a number of shares of Common Stock in excess of the Issuable Maximum. Broker non-votes with respect to this proposal will be treated as neither a vote "for" nor a vote "against" the proposal, although they will be counted in determining whether a quorum is present. Abstentions will have the same effect as a vote "against" the proposal because they represent shares present or represented at the meeting and entitled to vote on the proposal, thereby increasing the number of affirmative votes required to approve this proposal.

CONSEQUENCES IF STOCKHOLDER APPROVAL IS NOT OBTAINED

        The terms of the Preferred Stock provide that the Company cannot issue more than the Issuable Maximum number of shares upon conversion of the Preferred Stock, unless and until stockholder approval of such issuances is obtained. If the stockholder approval sought hereby is not obtained, the Company may be required to pay cash in lieu of issuing shares upon conversion of the Preferred Stock in an amount at least equal to the stated value that would otherwise be converted plus a premium of other amounts, costs, expenses and liquidated damages due.

        If the stockholder approval sought hereby is not obtained and the Company is required to pay cash upon conversion of the Preferred Stock, there can be no assurance that the Company would have available cash resources to satisfy such obligations. If the Company does have cash resources available to satisfy such obligation, such payment could have a material adverse effect on the Company's financial condition and ability to implement its business strategy. In addition, any delay in payment of the obligation will cause interest to accrue at the rate of eighteen percent per annum until paid.

INTERESTS OF CERTAIN PERSONS

        Neither of the purchasers of the Common Stock and Warrants, nor any of their affiliates, is a director or executive officer of the Company.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                                   PROPOSAL 4

    APPROVAL OF THE ISSUANCE OF CONVERTIBLE DEBENTURES AND WARRANTS, AND THE ISSUANCE OF COMMON STOCK UPON CONVERSION OF THE DEBENTURES AND EXERCISE OF THE
                  WARRANTS, AS PART OF A FINANCING TRANSACTION

PURPOSE AND DESCRIPTION OF THIS PROPOSAL

        In order to fund ongoing research and development of the Company's products and to provide general working capital, on April 17, 2001, NeoTherapeutics, Inc. (the "Company") entered into a letter agreement with two institutional investors for the issuance and sale of 5% subordinated convertible debentures (the "Debentures") with two tranches the first having an aggregate purchase price of $10,000,000, and the second having an aggregate purchase price of $8,000,000, and warrants to purchase a number of shares of Common Stock equal to 20% of the number of shares initially issuable upon conversion of the Debentures over five years (the "Warrants"). A more detailed description of this transaction is set forth below under the caption "Private Placement of Debentures and Warrants."

        The Company's Common Stock trades on the Nasdaq National Market. The Nasdaq corporate governance standards require stockholder approval of the sale or issuance of Common Stock in a private placement transaction at a price less than the greater of book or market value, if the number of new shares would equal 20% or more of the number of shares outstanding at the time the Company enters into the transaction. As of April 17, 2001, which was the date the Company entered into the letter agreement, 20% of the number of shares of Common Stock outstanding equaled 3,451,063 shares. As described below, because the conversion price of the Debentures varies based upon the market value of the Common Stock, the conversion of the Debentures could result in the issuance of more than

3,451,063 shares of Common Stock at a price less than the greater of book or market value. The Debentures will provide that unless the Stockholder approval of this transaction is obtained, the number of shares of Common Stock issuable upon conversion of the Debentures is limited to 3,450,891 (the "Issuable Maximum"). The Company seeks approval of the issuance of the Debentures and the issuance of more than 3,450,891 shares of Common Stock upon conversion of the Debentures in order to comply with the Nasdaq corporate governance standards.

VOTE REQUIRED FOR APPROVAL AND RECOMMENDATION OF THE BOARD OF DIRECTORS

        Approval of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the issuance of a number of shares of Common Stock in excess of the Issuable Maximum. Broker non-votes with respect to this proposal will be treated as neither a vote "for" nor a vote "against" the proposal, although they will be counted in determining whether a quorum is present. Abstentions will have the same effect as a vote "against" the proposal because they represent shares present or represented at the meeting and entitled to vote on the proposal, thereby increasing the number of affirmative votes required to approve this proposal.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THIS PROPOSAL.

PRIVATE PLACEMENT OF DEBENTURES AND WARRANTS

        The following is a summary of the anticipated terms of the Debentures and Warrants, and is subject to the completion of definitive transaction documents. A copy of the Letter Agreement may be obtained by writing to the Secretary, NeoTherapeutics, Inc., 157 Technology Drive, Irvine, California 92618.

        ISSUANCE OF DEBENTURES AND WARRANTS. On April 17, 2001, the Company entered into a letter agreement, and has a proposed Registration Rights Agreement with Montrose Investments Ltd. and Strong River Investments Inc. Under the letter agreement, the Company may issue 5% subordinated convertible debentures in two tranches. The first tranche will be issued, if at all, as soon as practical after the date of this letter agreement and have an aggregate purchase price of $10,000,000, and the second tranche will be issued, if at all, six months after the initial closing, and have an aggregate purchase price of $8,000,000. With respect to each tranche the Company has the right to require the investors to purchase the Debentures. If the Company does not exercise its option for the first tranche then it agrees to pay a total of $1,000,000 to the investors, and if the Company exercises its right for the first tranche but not the second tranche then the Company agrees to pay a total of $800,000 to the investors, however, the maximum aggregate fee that the Company could be required to pay to the investors is $1,000,000. In addition, in connection with each tranche of Debentures, the Company shall issue Warrants to purchase the number of shares of Common Stock equal to 20% of the number of shares initially issuable upon conversion of the Debentures issued in the tranche.

        The obligation of the investors to purchase Debentures under either tranche will be subject to certain conditions, including: (i) the accuracy of certain representations and warranties of the Company; (ii) the Company shall have complied with all obligations under the transaction documents required to be performed as of the date of the tranche; (iii) no statue rule, regulation, executive order, decree, ruling or injunction shall be in effect which prohibits the transaction; (iv) no event or series of events which could reasonably be expected to have a material adverse effect on the results of operations, assets, prospects or condition of the Company and its subsidiaries, taken as a whole;
(v) since April 17, 2001, trading in the Common Stock has not been suspended for more than 5 consecutive days or 10 days in aggregate; (vi) the Common Stock shall be trading on Nasdaq National Market, and shall not have been delisted for more than 5 consecutive days or 10 days in aggregate; (vii) the Company shall have reserved sufficient shares of Common Stock for issuance upon conversion or exercise of the Debentures and warrants to be issued; and (viii) the Company shall have timely complied with its exercise, conversion and delivery obligations with respect to the previously issued Debentures and warrants.

        DEBENTURES. The Debentures will bear interest at the rate of 5% per annum, payable upon conversion or maturity, in cash or shares of Common Stock, and will be convertible into Common Stock at the option of the holder at 120% of the average per share market value over the five trading days preceding the date of issuance for the first 90 days after the closing. Thereafter, they will be convertible at the option of the holder at the lesser of 120% of the average per share market value over the five trading days preceding the date of issuance or 101% of the average of the ten lowest closing bid prices of the Common Stock in the previous thirty trading days. Subject to certain conditions, the Debentures will automatically convert on the fifth anniversary of issuance. In the event that the conversion price of the Debentures on any conversion date would be less than a mutually agreeable floor price, the Company will have the option, exercisable by providing at least 20 trading days advance notice, to satisfy any conversion by issuing shares as if the conversion price equaled the floor price and paying the balance in cash based on the average per share market value over the five trading days preceding the conversion date. In addition, the Company will have the right upon twenty days notice to prepay the outstanding principal amount of the Debentures with a 6% premium, provided that the holder may elect to convert the Debentures during the twenty day notice period.

        The Debentures will be subject to mandatory prepayment of the outstanding principal amount plus a premium of at least 20% upon the occurrence of an event of default, including (i) any failure to pay an amount when due under the Debenture; (ii) any breach of any other covenant, agreement or warranty contained in any of the Transaction Documents, if such breach is not cured within 5 days; (iii) any bankruptcy, insolvency or similar proceeding is commenced with respect to the Company or any of its subsidiaries and remains undismissed for a period of 60 days, the Company makes a general assignment for the benefit of its creditors, the Company fails to pay its debts generally as they become due, or the Company or any of its subsidiaries calls a meeting of its creditors with a view to arranging a restructuring of its debts; (iv) the Company defaults under any debt obligation exceeding $100,000; (v) the Common Stock is delisted or suspended from trading for more than 5 consecutive days or 10 days in the aggregate; (vi) the Company is party to any change of control transaction, sale of more than 33% of its assets or redeems or repurchases more that $75,000 worth of its securities; (vii) the Company fails to register the shares of Common Stock underlying the debentures for resale within 180 days of the issuance of the debentures; (viii) the effectiveness of the registration statement covering the underlying shares of Common Stock lapses, or the holder is not permitted to resell securities under the registration statement, for more than 5 consecutive days or 10 days in the aggregate; (ix) an Event as defined in the registration rights agreement occurs and is not cured within 30 days; (x) the Company fails to deliver certificates to a holder within 12 days of a conversion of the debentures; or (xi) the Company fails to deliver payment required in respect of a failure to timely deliver certificates upon a conversion within 7 days.

        WARRANTS. The Warrants will be exercisable for five years following the issuance at the exercise price equal to 125% of the average per share market value over the five trading preceding the date of issuance. The exercise price of the Warrants shall be subject to adjustment in the event of stock splits, reverse stock splits or consolidations affecting the Common Stock or distributions of evidences of indebtedness or assets of the Company.

REGISTRATION RIGHTS

        In connection with each tranche of Debentures, the Company expects to enter into a Registration Rights Agreement pursuant to which the Company will be obliged to use its best efforts to cause a registration statement covering the resale of the shares of Common Stock issuable upon conversion of the Debentures and exercise of the Warrants issued as part of that tranche to become effective within 90 days after the closing of that tranche, and the Company will be subject to certain penalties for failure to comply with the time limits set out in the Registration Rights Agreement.

EFFECT ON OUTSTANDING COMMON STOCK

        The holders of the Debentures, if issued, will be entitled to receive the principal amount and any accrued but unpaid interest under the Debentures in the event of a liquidation of the Company before any distribution is made to the holders of the Company's Common Stock.

        The issuance of Common Stock upon conversion of the Debentures, and upon exercise of the Warrants, will have no effect on the rights or privileges of existing holders of Common Stock except that the economic and voting interests of each stockholder will be diluted as a result of such issuance.

        As noted above, the exact number of shares of Common Stock issuable upon conversion of the Debentures, or upon exercise of Warrants cannot currently be determined, and may vary with the market price of the Common Stock. The extent of such dilution depends on the future market price of the Common Stock, the timing of conversion of the Debentures, and the extent to which the Warrants are exercised. The potential effects of any such dilution on the existing stockholders of the Company include the significant dilution of the current stockholders' economic and voting interests in the Company.

CONSEQUENCES IF STOCKHOLDER APPROVAL IS NOT OBTAINED

        The terms of the Debentures will state that the Company cannot issue more than the Issuable Maximum number of shares upon conversion of the Debentures, and the second tranche of Debentures may not be sold, unless and until stockholder approval of such issuances is obtained. If the stockholder approval sought hereby is not obtained, the Company may be required to pay cash in lieu of issuing shares upon conversion of the Debentures in an amount equal to the principal amount that would otherwise be converted plus a premium of at least 20%.

        If the stockholder approval sought hereby is not obtained and the Company is required to pay cash upon conversion of the Debentures, there can be no assurance that the Company would have available cash resources to satisfy such obligations. If the Company does have cash resources available to satisfy such obligation, such payment could have a material adverse effect on the Company's financial condition and ability to implement its business strategy. In addition, any delay in payment of the obligation will cause interest to accrue at the rate of eighteen percent per annum until paid.

INTERESTS OF CERTAIN PERSONS

        Neither of the purchasers of the Debentures, nor Warrants, nor any of their affiliates, is a director or executive officer of the Company.

                                   PROPOSAL 5

                     INCREASE IN THE NUMBER OF SHARES IN THE
                 NEOTHERAPEUTICS, INC. 1997 STOCK INCENTIVE PLAN

        The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's 1997 Stock Incentive Plan (the "1997 Plan") to increase the number of shares of Common Stock authorized for issuance thereunder from 2,000,000 to 3,000,000. As of April 10, 2001, there were no shares of Common Stock available for issuance under the 1997 Plan. The additional 1,000,000 shares will be reserved for future use by being offered to individuals who meet the qualifications for participation in the 1997 Plan. The Board of Directors believes that the proposed amendment to increase the number of shares of Common Stock authorized under the 1997 Plan is necessary to continue the effectiveness of the 1997 Plan in achieving the Company's objective to attract, motivate and retain the services of qualified employees, officers and directors (including non-employee officers and directors), consultants and other service providers. The Board of Directors believes that the successful development of the Company's business largely depends on the judgment, initiative and efforts of such individuals, and that stock options provide an opportunity to participate in the success and increased value of the Company.

VOTE REQUIRED FOR APPROVAL AND RECOMMENDATION OF THE BOARD OF DIRECTORS

        Approval of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the increase in the number of shares in the 1997 Plan. Broker non-votes with respect to this proposal will not be counted for determining whether this proposal is approved. Proxies marked "abstain" or a vote to abstain by a stockholder present in person at the Annual Meeting will have the same legal effect as a vote "against" the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THIS
PROPOSAL.

DESCRIPTION OF THE 1997 PLAN

        The following description of the principal features of the 1997 Plan is qualified in its entirety by reference to the text of the 1997 Plan, a copy of which can be obtained free of charge by writing to the Secretary, NeoTherapeutics, Inc., 157 Technology Drive, Irvine, California 92618.

        The 1997 Plan as originally adopted authorized up to 500,000 shares of Common Stock for issuance. The stockholders subsequently approved amendments to the 1997 Plan at the 1999 and 2000 Annual Meeting of Stockholders to increase the number of shares of Common Stock authorized for issuance to a total of 2,000,000. If the current amendment is approved, the total authorized shares of Common Stock would be 3,000,000, subject to adjustment in the number of outstanding shares in the event of stock splits, stock dividends or certain other similar changes in the capital structure of the Company. The 1997 Plan provides for grants of "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options and rights to purchase shares of Common Stock ("Purchase Rights"). Incentive stock options, nonqualified stock options and Purchase Rights may be granted to employees of the Company and its subsidiaries. Nonqualified stock options and Purchase Rights may be granted to employees of the Company and its subsidiaries, non-employee directors and officers, consultants and other service providers. As of April 10, 2001, approximately 64 persons were eligible to participate in the 1997 Plan.

        The Board of Directors, or a committee consisting of two or more members of the Board of Directors, administers the 1997 Plan (the "Administrator"). The 1997 Plan currently is administered by the Compensation Committee of the Board of Directors. The Administrator has the full power and authority to interpret the 1997 Plan, select the recipients of options and Purchase Rights, determine and authorize the type, terms and conditions of, including vesting provisions, and the number of shares subject to, grants under the 1997 Plan, and adopt, amend and rescind rules relating to the 1997 Plan. The term of options may not exceed 10 years from the date of grant (5 years in the case of an incentive stock option granted to a person who owns more than 10% of the combined voting power of all classes of stock of the Company). The option exercise price for each share granted pursuant to a nonqualified stock option may not be less than 85% of the fair market value of a share of Common Stock at the time such option is granted. The option exercise price for each share granted pursuant to an incentive stock option may not be less than 100% of the fair market value of a share of Common Stock at the time such option is granted (110% of fair market value in the case of an incentive stock option granted to a person who owns more than 10% of the combined voting power of all classes of stock of the Company). There is no minimum purchase price for shares of Common Stock purchased pursuant to a Purchase right, and any such purchase price shall be determined by the Administrator. The maximum number of shares for which options or Purchase Rights may be granted to any one person during any one calendar year under the 1997 Plan is 100,000. The aggregate fair market value of the Common Stock (determined as of the date of grant) with respect to which incentive stock options granted under the 1997 Plan or any other stock option plan of the Company become exercisable for the first time by any optionee during any calendar year may not exceed $100,000. The exercisability of options outstanding under the 1997 Plan will accelerate upon a change in control of the Company, regardless of whether the options are assumed or new options are issued by the successor corporation.

        The option price of an incentive stock option or nonqualified stock option is payable in full upon exercise, and the purchase price of stock purchased pursuant to a Purchase Right must be paid in full upon the acceptance of the Purchase Right. Payment of the option price upon exercise of a stock option or for shares purchased pursuant to a Purchase Right may be made in cash, by check, by the delivery of shares of Common Stock (valued at their fair market value as of the date of the exercise of an option or Purchase Right), by the optionee's or purchaser's promissory note in a form and on terms acceptable to the Administrator, by the cancellation of indebtedness of the Company to the optionee or purchaser, by the waiver of compensation due or accrued to the optionee or purchaser for services rendered, or by any combination of the foregoing methods of payment. In addition, the option price for options granted under the 1997 Plan may be made by a "same day sale" commitment from the optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. ("NASD Dealer") whereby the optionee irrevocably elects to exercise his or her option and to sell a portion of the shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company, by a "margin" commitment from the optionee and an NASD Dealer whereby the optionee irrevocably elects to exercise his or her option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company, or any combination of the foregoing methods of payment.

        Neither options nor Purchase Rights granted under the 1997 Plan may be transferred other than by will or by the laws of descent and distribution. Shares purchased pursuant to Purchase Rights generally shall be restricted for a period of time, during which such shares may be repurchased by the Company, and therefore these share may not be sold, assigned, pledged or transferred until such time as the Company no longer has the right to reacquire any such shares.

        The Board of Directors may alter, amend, suspend or terminate the 1997 Plan at any time. However, any changes which affect or impair the rights of any person who holds an outstanding stock option or Purchase Right may not be effected without such person's consent. Unless sooner terminated by the Board of Directors, the 1997 Plan will terminate on May 2, 2007.

        The Administrator shall determine who may be selected to receive option or Purchase Rights under the 1997 Plan, and shall determine the number of options or Purchase rights that may be granted to any individual. The following table contains information concerning certain stock options granted under the 1997 Plan during the year ended December 31, 2000:

                                                                          WEIGHTED AVERAGE
                                                                           EXERCISE PRICE
                        NAME AND POSITION                                     ($/SHARE)             NUMBER OF SHARES
                        -----------------                                 -----------------         ----------------
Alvin J. Glasky, Ph.D., Chairman of the Board and Chief                      $  7.16                     200,000
   Executive Officer

Rajesh Shrotriya, M.D., President and Chief Operating Officer                $  7.16                     325,000

Samuel Gulko, Senior Vice President Finance, Chief Financial                 $  7.16                     125,000
   Officer, Secretary and Treasurer

All Current Executive Officers as a Group (8 persons)                        $  6.12                     950,000

Non-Executive Director Group (7 persons)                                     $  8.22                     280,000

Non-Executive Officer Employee Group (44 persons)                            $  5.77                     122,000

----------------------
* As of April 10, 2001, the market value of the Company's Common Stock as reported by the Nasdaq Stock Market was $6.35 per share.

FEDERAL INCOME TAX CONSEQUENCES

        The federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality.

        Incentive Stock Options. There is no taxable income to an employee when an incentive stock option is granted or when that option is exercised; however, generally the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be included in the optionee's alternative minimum taxable income upon exercise. If stock received on exercise of an incentive stock option is disposed of in the same year the option was exercised, and the amount realized is less than the stock's fair market value at the time of exercise, the amount includable in the alternative minimum taxable income will be the amount realized upon the sale or exchange of the stock, less the taxpayer's basis in the stock. Gain realized by an optionee upon the sale of the stock issued upon exercise of an incentive stock option is taxable as long-term capital gain, and no tax deduction is available to the Company, unless the optionee disposes of the stock within two years after the date of grant of the option or within one year after the date of exercise. In such event the difference between the option exercise price and the fair market value of the shares on the date of the optionee's exercise will be taxed at ordinary income rates, and, subject to Section 162(m) of the Code (which limits the deductibility of compensation in excess of $1,000,000 for certain executive officers), the Company will be entitled to a deduction to the extent the employee must recognize ordinary income.

        Nonqualified Stock Options. The recipient of a nonqualified stock option will not realize taxable income upon the grant of the option, nor will the Company be entitled to take any deduction. Upon the exercise of a nonqualified stock option, the optionee will realize ordinary income and, subject to Section 162(m) of the Code, the

Company will be entitled to a deduction in an amount equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise. The Company may be required to withhold taxes on the ordinary income realized by an optionee upon exercise of nonqualified stock options in order to be entitled to the tax deduction. An optionee's basis for the stock for purposes of determining gain or loss on any subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the nonqualified stock option.

        Purchase Rights. The recipient of restricted stock pursuant to a Purchase Right will not cause a recipient to realize taxable income until the expiration of any repurchase rights retained by the Company with respect to such stock, unless the recipient makes an election under Section 83(b) of the Code to be taxed as of the date of purchase. If no repurchase rights are retained or if a Section 83(b) election is made, the participant will recognize ordinary income in an amount equal to the difference between the purchase price paid for the shares and the fair market value of such shares on the date of purchase. If no
Section 83(b) election is made or if repurchase rights are retained, the recipient will realize taxable income on each date that the recipient's ownership rights vest (i.e., when the Company no longer has the right to repurchase all or a portion of the shares). The recipient will recognize ordinary income, and, subject to Section 162(m) of the Code, the Company will be entitled to a deduction on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the purchase price paid for such shares. However, if the recipient is subject to Section 16(b) of the Exchange Act, and if no Section 83(b) election was made at the time of purchase, the date that ordinary income is recognized for shares which vest within six months of purchase date shall be deferred to six months from the date of purchase.

                                   PROPOSAL 6

                      APPROVAL OF THE NEOTHERAPEUTICS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

        On January 23, 2001, the Board of Directors of the Company (the "Board") unanimously adopted the NeoTherapeutics, Inc. Employee Stock Purchase Plan (the "Purchase Plan").

        The following is a summary of the Purchase Plan as amended and as adopted by the Board. This summary is not intended to be complete, and reference should be made to the NeoTherapeutics, Inc. Employee Stock Purchase Plan (a copy of which is attached as Exhibit B to this Proxy Statement and the amendment as Exhibit C) for a complete statement of the Plan's terms.

PURPOSE OF THE PURCHASE PLAN

        The purpose of the Purchase Plan is to assist eligible employees of the Company and its designated subsidiary corporations in acquiring stock ownership in the Company pursuant to a plan which is intended to qualify as an "employee stock purchase plan," within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code"). Under the Purchase Plan, an eligible employee will be granted options to purchase shares of the Company's Common Stock through payroll deductions, at a discount from the then current market price, without payment of commissions or other charges. Offering employees the opportunity to become owners of Common Stock is intended to help to further identify the employees' interests with those of the Company's stockholders generally. The Purchase Plan is also intended to help employees provide for their future security and to encourage them to remain in the employment of the Company and its subsidiary corporations. The proceeds received by the Company from the sale of shares of Common Stock pursuant to the Purchase Plan will be used for general corporate purposes.

        The Purchase Plan became effective on January 26, 2001. The Purchase Plan will terminate as to future option grants on December 20, 2010. The Purchase Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and is not a qualified plan under
Section 401(a) of the Code.

DESCRIPTION OF THE PURCHASE PLAN

        SECURITIES SUBJECT TO THE PURCHASE PLAN

        The total number of shares of Common Stock that may be sold under the Purchase Plan will not exceed 300,000 shares. The shares of Common Stock sold may be unissued or treasury shares or shares purchased on the open market. The Purchase Plan provides for appropriate adjustment in the number and kind of shares of stock for which options may be granted, and the number and kind of shares of stock which may be sold pursuant to the

Purchase Plan, in the event of a stock split, stock dividend, reorganization or other specified changes in the capitalization of the Company.

        ELIGIBLE PERSONS

        Employees of the Company and the subsidiary corporations of the Company designated by the Board generally will be eligible to participate in the Purchase Plan and will receive options to purchase shares of Common Stock under the Purchase Plan.

        An employee will not be eligible to participate in the Purchase Plan if such employee immediately after an option is granted under the Purchase Plan, owns (or is treated as owning) shares of Common Stock or other stock possessing 5% or more of the total voting power or value of all classes of stock of the Company (and any parent corporation and subsidiary corporation of the Company).

        Directors of the Company (or any parent corporation or subsidiary corporation of the Company) who are not employees will not be eligible to participate in the Purchase Plan.

        GRANT OF OPTIONS

        Commencing with January 26, 2001, the Company will grant options under the Purchase Plan to all eligible employees in successive six-month offering periods. The first offering period will be January 26, 2001 through and including June 20, 2001. All subsequent offering periods will be: (i) June 21 through and including the following December 20, and (ii) December 21 through and including the following June 20, of each year. The Company will grant an option to each eligible employee on the first trading day of an offering period. The Company will grant options under the Purchase Plan until the number of shares of Common Stock available under the Purchase Plan have been sold, or the Purchase Plan terminates on December 20, 2010.

        As required under Section 423(b)(8) of the Code, no eligible employee may be granted an option under the Purchase Plan that permits his or her rights to purchase shares of Common Stock or other stock under the Purchase Plan (and under all other employee stock purchase plans of the Company, any parent corporation and any subsidiary corporation of the Company) to accrue at a rate which exceeds $25,000 of the fair market value (determined as of the date of grant of the option) of such Common Stock or other stock for any calendar year. The maximum number of shares of Common Stock that may be purchased under an option during the initial offering period under the Purchase Plan is 5,000 shares. For all subsequent offering periods (i.e., offering periods commencing on or after June 21, 2001), the maximum number of shares of Common Stock that may be purchased under any option is 12,500 shares.

        ELECTION TO PARTICIPATE; PAYROLL DEDUCTIONS

        Each eligible employee will participate in the Purchase Plan by means of payroll deductions. An eligible employee will be required to deliver a completed and executed written payroll deduction authorization to the Company no later than the first day of the first offering period, and no later than 15 days before the commencement of all subsequent offering periods. The payroll deduction authorization will be the employee's election to participate in the offering period and subsequent offering periods.

        The payroll deduction authorization will designate the percentage of the eligible employee's compensation to be deducted for purposes of the Purchase Plan, and will authorize payroll deductions by his or her employer. The payroll deductions will occur on each payday during the offering period. For the initial offering period, payroll deductions may be in any whole percentage of compensation not exceeding 15%. For all subsequent offering periods (i.e., offering periods commencing on or after June 21, 2001), the maximum percentage of payroll deductions allowable under the Purchase Plan will be increased to 25%. Compensation will exclude expense reimbursements, fringe benefits and other special payments.

        An eligible employee may increase, decrease or suspend his or her payroll deduction authorization up to two times during an offering period, provided that any increase does not exceed 15% (in the case of the initial offering period), or 25% (in the case of offering periods commencing on or after June 21, 2001). An eligible employee may also withdraw from participation during an offering period. See "Withdrawal from the Purchase Plan."

        An eligible employee's payroll deduction authorization will remain in effect for subsequent offering periods, unless the employee delivers a new authorization to the Company no later than the third day prior to the end of the payroll period, the payday for which, the change is to apply, withdraws from participation during a prior offering period, or is not an eligible employee on the first day of the subsequent offering period.

        EXERCISE OF OPTIONS

        Each eligible employee in the Purchase Plan, automatically and without any act on such employee's part, will be deemed to have exercised his or her option on the last day of the offering period for which the option was granted. An eligible employee's option will be exercised to the extent that the employee's cumulative payroll deductions for the offering period are sufficient to purchase, at the applicable option price, whole shares of Common Stock. An eligible employee may not purchase more than 5,000 shares of Common Stock upon the exercise of the option with respect to the initial offering period, or 12,500 whole shares of Common Stock for offering periods commencing on or after June 21, 2001. No fractional shares of Common Stock will be sold under the Purchase Plan. Any payroll deductions not applied to purchase of whole shares of Common Stock will be maintained in an account maintained for the eligible employee and will be carried over to the next offering period in which the eligible employee participates.

        Following the end of an offering period, each eligible employee will be provided with a report showing the amount of his or her cumulative payroll deductions and the number of shares of Common Stock purchased upon the exercise of the option for the offering period.

        OPTION PRICE; DISCOUNT TO FAIR MARKET VALUE

        The option price for a share of Common Stock purchased under the Purchase Plan for an offering period will be 85% of the lesser of: (i) the fair market value of a share of the Common Stock on the date of option exercise (i.e., the last day of the offering period with respect to which the option was granted), and (ii) the fair market value of a share of the Common Stock on the date of option grant (i.e., the first day of the offering period).

        The fair market value of a share of Common Stock as of a given date will be: (i) the closing price of a share of Common Stock on the principal exchange on which the Common Stock is then trading on such date (or the next preceding trading day, if the Common Stock is not traded on that date); (ii) if the Common Stock is not traded on an exchange, but is quoted on the Nasdaq or a successor quotation system, the last sale price for a share of Common Stock, as reported by the Nasdaq National Market (if listed as a National Market Issue), or the average of the mean between the closing representative bid and asked prices for a share of Common Stock, as reported by Nasdaq or such successor quotation system (if not listed as a National Market Issue), on such date (or the next preceding trading day, if the Common Stock is not traded on that date); (iii) if the Common Stock is not publicly traded on an exchange, Nasdaq or a successor quotation system, the average of the mean between the closing bid and asked prices for a share of Common Stock on such date (or the next preceding trading day, if the Common Stock is not traded on that date), as determined by the Committee (as defined below) acting in good faith; or (iv) if the Common Stock is not publicly traded, the fair market value of a share of Common Stock established by the Committee acting in good faith.

        WITHDRAWAL FROM THE PURCHASE PLAN

        An eligible employee may withdraw from participation under the Purchase Plan during an offering period at any time other than the last 10 days of the offering period. Upon withdrawal, the employee's cumulative payroll deductions will be refunded to the employee without interest. An eligible employee who withdraws from the Purchase Plan and is eligible for a subsequent offering period may participate in such offering period by delivering a payroll deduction authorization to the Company not later than 15 days before the commencement of such subsequent offering period.

        EXPIRATION OF OPTIONS

        Each option granted for an offering period will expire on the last trading day of the offering period, immediately after the automatic exercise of the option pursuant to the terms of the Purchase Plan. Except in the case of death or retirement of an employee, an employee's participation in the Purchase Plan will automatically terminate on the date of termination of employment with the Company and its subsidiary corporations. Upon such termination, the employee's cumulative payroll deductions will be refunded to the employee without interest.

        In the case of retirement or death, the employee (or the employee's estate) may notify the Company of such employee's (or employee's estate's) desire to have the cumulative payroll deductions refunded. Upon receipt of such notice, the employee's cumulative payroll deductions will be refunded to the employee without interest. If the Company does not receive such notice prior to the next date of the exercise under the Purchase Plan, the employee's option will be exercised on such date.

        NON-TRANSFERABILITY OF OPTIONS

        An eligible employee's option under the Purchase Plan will not be transferable, other than by will or the laws of descent and distribution, and will be exercisable during a employee's lifetime only by the employee.

        RIGHTS AS STOCKHOLDERS

        An eligible employee will not be deemed to be a stockholder of the Company solely as a result of participation in the Purchase Plan. The eligible employee will not have any of the rights or privileges of a stockholder with respect to shares of Common Stock offered under the Purchase Plan until the employee's option is exercised.

        ADMINISTRATION

        The Purchase Plan will be administered by the Committee appointed by the Company's Board of Directors (the "Committee"). The Committee will be comprised of certain members of the Board. The Committee will have full power to interpret the Purchase Plan and to establish and amend rules for the administration of the Purchase Plan. Action by the Committee will be taken by a majority vote or written consent of a majority of its members.

        AMENDMENT AND TERMINATION OF THE PURCHASE PLAN

        The Board may amend, suspend or terminate the Purchase Plan at any time and from time to time, provided that the approval by a vote of the holders of more than 50% of the outstanding shares of the Company's capital stock entitled to vote will be required to amend the Purchase Plan: (i) to increase the number of shares of the Common Stock reserved for issuance under the Purchase Plan, or
(ii) in any manner which would cause the Purchase Plan to cease to be an employee stock purchase plan qualified under Section 423(b) of the Internal Revenue Code of 1986.

        FEDERAL INCOME TAX CONSEQUENCES

        The following summarizes the Federal income tax consequences of an employee's participation in the Purchase Plan and is not intended to be a complete description of the tax consequences. This summary does not address Federal employment taxes, state and local income taxes and other taxes that may be applicable.

        GRANT OF OPTION; EXERCISE OF OPTION

        An eligible employee will not recognize taxable income on the date the employee is granted an option under the Purchase Plan (i.e., the first day of the offering period). In addition, the employee will not recognize taxable income on the date the option is exercised (i.e., the last day of the offering period).

        SALE OF COMMON STOCK AFTER THE HOLDING PERIOD

        If an employee does not sell or otherwise dispose of the shares of Common Stock purchased upon exercise of his or her option under the Purchase Plan within two years after the date on which the option is granted or within one year after the date on which the shares of Common Stock are purchased (the "Holding Period"), or if the employee dies while owning the shares of Common Stock, the employee will be taxed in the year in which he or she sells or disposes of the shares of Common Stock, or the year closing with his or her death, whichever applies, as follows:

        - The employee will recognize ordinary income in an amount equal to the lesser of:

               -- the excess, if any, of the fair market value of the shares of Common Stock on the date on which such shares are sold or otherwise disposed, or the date on which the employee died, over the amount paid for the shares of Common Stock, or

               -- the excess of the fair market value of the shares of Common Stock on the date the option was granted, over the option price (determined assuming that the option was exercised on the date granted) for such shares of Common Stock; and

        - The employee will recognize as capital gain any further gain realized (after increasing the tax basis in the shares of Common Stock by the amount of ordinary income recognized as described above).

        SALE OF COMMON STOCK DURING THE HOLDING PERIOD

        If the employee sells or otherwise disposes of the shares of the Common Stock purchased upon exercise of his or her option under the Purchase Plan before the Holding Period expires, and the amount realized is greater than or equal to the fair market value of the shares of Common Stock on the date of exercise, the employee will be taxed in the year in which he or she sells or disposes of the shares of Common Stock as follows:

        - The employee will recognize ordinary income to the extent of the excess of the fair market value of the shares of Common Stock on the date on which the option was exercised, over the option price for such shares of Common Stock; and

        - The employee will recognize as capital gain any further gain realized (after increasing the tax basis in the shares of Common Stock by the amount of ordinary income recognized as described above).

        If the employee sells or otherwise disposes of the shares of Common Stock before the Holding Period expires, and the amount realized is less than the fair market value of the shares of Common Stock on the date of exercise, the employee will be taxed in the year in which he or she sells or disposes of the shares of Common Stock as follows:

        - The employee will recognize ordinary income to the extent of the excess of the fair market value of the shares of Common Stock on the date on which the option was exercised, over the option price for such shares of Common Stock; and

        - The employee will recognize capital loss to the extent the fair market value of the shares of Common Stock on the exercise date exceeds the amount realized on the sale or other disposition.

        THE COMPANY'S DEDUCTION

        The Company (or the subsidiary corporation that employs the employee) is entitled to a tax deduction only to the extent that the employee recognizes ordinary income because the employee sells or otherwise disposes of the shares of Common Stock before the Holding Period expires.

VOTE REQUIRED FOR APPROVAL AND RECOMMENDATION OF THE BOARD OF DIRECTORS

        Approval of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required to approve Purchase Plan. Broker non-votes with respect to this proposal will not be counted for determining whether this proposal is approved. Proxies marked "abstain" or a vote to abstain by a stockholder present in person at the Annual Meeting will have the same legal effect as a vote "against" the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PURCHASE PLAN.

                                   PROPOSAL 7

                   SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors has selected Arthur Andersen LLP to continue as the Company's independent public accountants for the year ending December 31, 2001, and to audit the books and accounts of the Company for that year, subject to ratification of its selection by the stockholders at the Annual Meeting. Arthur Andersen LLP has served as the independent accountants of the Company since 1989. Representatives of Arthur Andersen LLP will be present at the Annual Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if they so desire.

        Fees for the audit for the fiscal year ended December 31, 2000 were $92,500 and all other fees were $19,000 for work performed in connection with SEC registration statements.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THIS
PROPOSAL.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act, as amended (the "Exchange Act") requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Executive officers, directors and persons who beneficially own more than ten percent of the Company's Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely upon its review of the copies of reporting forms furnished to the Company, and written representations that no other reports were required, the Company believes that all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to its directors, officers and any persons holding 10% or more of the Company's Common Stock with respect to the Company's fiscal year ended December 31, 2000, were satisfied on a timely basis.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The promissory note, issued by the Company to the Chief Executive Officer in December 1993 (described below) was partially repaid in 2000 in the amount of the exercise price and payroll taxes advanced by the Company on Dr. Glasky's behalf arising from his exercise of a warrant for 88,173 shares of common stock at $3.75 per share. The note balance at December 31, 2000 was $285,574.

        In December 1998, we were served with a lawsuit initiated by four of our former employees. The lawsuit, which was filed in the Superior Court of Orange County, California, also named Dr. Alvin J. Glasky, the Company's founder and Chief Executive Officer, as a defendant. The lawsuit arises from a dispute concerning the termination, as of December 31, 1997, of agreements entered into as of June 1990 and December 1993 between the Company and each of the former employees, pursuant to which the employees agreed to accept an aggregate of 278,590 shares of our common stock, subject to forfeiture provisions, in exchange for the cancellation of indebtedness owed to them by the Company arising from unpaid compensation and expenses in the total amount of $458,411. Pursuant to these agreements, the employees were not entitled to keep the shares unless we achieved certain revenue goals by a specified date, as determined by our independent auditors in accordance with generally accepted accounting principles. The revenue goals were not met and we demanded that the forfeited shares be returned pursuant to the terms of the agreements. In the lawsuit the plaintiffs alleged, among other things, that our cumulative revenues of the Company were met and that the defendants fraudulently induced the plaintiffs into entering into the agreements and the subsequent amendments to the agreements. The lawsuit asked for damages in excess of $4,000,000 or, in the alternative, that the forfeiture restrictions be removed and the plaintiffs be allowed to keep their shares of common stock. The plaintiffs also sought punitive damages and reimbursement of attorneys' fees and costs. In March 1999, we filed a cross-complaint against the plaintiffs to seek a determination that the plaintiffs' shares have in fact been forfeited, and to obtain a court order requiring the plaintiffs to return their shares to the Company for cancellation. At the same time that the plaintiffs entered into their agreement with the Company in 1990 and 1993, Dr. Alvin J. Glasky and his wife, who were then and are now our employees, also entered into agreements with us that were identical to those entered into by the plaintiffs, pursuant to which Dr. and Mrs. Glasky received an aggregate of 400,246 shares of common stock subject to identical forfeiture provisions, in exchange for the cancellation of indebtedness owed to them by the Company arising from unpaid compensation and expenses in the total amount of $755,531. Dr. and Mrs. Glasky entered into an agreement with the Company on December 21, 1998, pursuant to which they agreed to surrender for cancellation the same proportion of their restricted shares as the plaintiffs are required to surrender based on the final resolution of the lawsuit. Until we settled this, we accounted for all of these shares, which we deemed to be forfeited, as issued and outstanding.

        In October 2000, Dr. Rajesh Shrotriya, the Company's President and Chief Operating Officer, borrowed $90,000 from the Company. The loan is evidenced by a promissory note from Dr. Shrotriya that is collateralized by 10,000 shares of the Company's common stock. The principal amount of the note is due in October 2002 together with interest accrued at the rate of 9% per annum.

        On December 15, 1999, we entered into a settlement agreement with the plaintiffs. The agreement provided that each of the parties pay their own legal fees and that the plaintiffs forfeit 51%, or 142,081 of their shares of common stock. In addition, the plaintiffs received three-year warrants to purchase an aggregate of 6,826 shares of common stock at $13.00 per share. Pursuant to the settlement terms of the litigation and in accordance with the terms of their agreement with us, Dr. and Mrs. Glasky forfeited 204,125 shares of their common stock and received identical warrants to purchase 9,806 shares of common stock. Accordingly, of the 678,836 total number of shares in dispute, we cancelled 346,206 shares and retained as outstanding 332,630 shares of common stock. We recorded a charge to operations in the fourth quarter of 1999 in the net amount of $2,458,359, representing the increase from 1995, the date of the previous reissuance of shares of common stock under this transaction, in the market value of the shares that remained outstanding ($2,357,005) plus the value of the warrants issued ($101,355).

        On June 6, 1991, the Company entered into an agreement (the "1991 Patent Agreement") with Dr. Alvin Glasky whereby Dr. Glasky assigned to the Company all rights to the inventions covered by United States Patent No. 5,091,432 and any corresponding foreign applications and patents, including all continuations, divisions, reissues and renewals of said applications and any patents issued out of or based upon said applications (the "Assigned Rights"). The 1991 Patent Agreement was amended on July 26, 1996.

        The 1991 Patent Agreement, as amended, calls for the Company to pay Dr. Glasky a two percent royalty on all revenues derived by the Company from the use and sale by the Company of any products covered by these patents and applications or any patents derived from them. In the event that Dr. Glasky's employment is terminated by the Company without cause, the royalty rate shall be increased to five percent and in the event that Dr. Glasky dies during the term of the 1991 Patent Agreement, Dr. Glasky's family or estate shall be entitled to continue to receive royalties at the rate of two percent. The 1991 Patent Agreement terminates on the later of its ten year anniversary or the expiration of the final patent included within the Assigned Rights. On June 30, 1996, the Company and Dr. Glasky entered into an agreement whereby Dr. Glasky assigned to AIT all rights to the inventions covered by United States Patent No. 5,447,939 (the "1996 Patent Agreement"). The scope of the 1996 Patent Agreement as well as its terms and conditions are identical in all material respects to the 1991 Patent Agreement; provided, however, that the aggregate royalty amount with respect to any product shall be two percent (five percent in the event of termination without cause), even if a product is based on both patents. The 1996 Patent Agreement was also amended on July 26, 1996. Dr. Glasky will not receive any royalties with respect to sales of products, which utilize patent rights licensed to the Company by McMaster University. A third patent which was issued September 1, 1998 and a fourth patent, issued on February 22, 2000, are also subject to the royalty provisions of the 1996 Patent Agreement.

        On December 31, 1993, the Company issued 200,000 shares of common stock to Dr. Glasky in exchange for cancellation of $500,000 of indebtedness for loans made by Dr. Glasky to the Company. Dr. Glasky received certain registration rights with respect to these shares. The remaining $257,900 in principal on the loans payable and accrued interest of $300,404 due to Dr. Glasky were converted into a $558,304 promissory note which, as amended from time to time, is currently unsecured, bears interest at 9% per annum, and is payable upon demand.

PERFORMANCE GRAPH

        The following graph compares the cumulative, five-year shareholder returns on the Company's Common Stock with the shareholder returns of the NASDAQ Stock Market Index, the Russell 2000 Index, the Standard & Poor's Small Cap 600 Index, an old custom peer group index and a new custom peer group index. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100.00 on September 26, 1996.

                                    [GRAPH]


--------------------------------------------------------------------------------------------------------------
                        26-SEP-96    31-DEC-96    31-DEC-97   31-DEC-98    31-DEC-99    31-DEC-00    12-APR-01
--------------------------------------------------------------------------------------------------------------
NEOTHERAPEUTICS INC.      $  100       $   74       $  188       $  188       $  237       $   74       $  106
--------------------------------------------------------------------------------------------------------------
RUSSELL 2000              $  100       $  106       $  129       $  126       $  153       $  148       $  149
--------------------------------------------------------------------------------------------------------------
S&P SMALLCAP 600          $  100       $  106       $  133       $  132       $  148       $  165       $  156
--------------------------------------------------------------------------------------------------------------
OLD PEER INDEX            $  100       $  109       $   76       $   69       $  111       $  244       $  174
(11 STOCKS)
--------------------------------------------------------------------------------------------------------------
NEW PEER INDEX            $  100       $   95       $   63       $   54       $   75       $   87       $   60
(14 STOCKS)
--------------------------------------------------------------------------------------------------------------


        The 11-Stock Old Peer Index consists of Cambridge NeuroScience, Inc. (through 3Q00), Cephalon, Inc., CoCensys, Inc. (through 3Q99), Cortex Pharmaceuticals, Inc., Cytotherapeutics, Inc., Gliatech, Inc., Guilford Pharmaceuticals Inc., Neurocrine Biosciences Inc., Neurogen Corporation, Sibia Neurosciences, Inc. (through 3Q99) and Vertex Pharmaceuticals, Inc.

        The 14-Stock New Peer Index consists of Axonyx Inc., Cortex Pharmaceuticals Inc., Curis, Inc. (since 4Q00), Diacrin, Inc., Genset SA -- ADR, Guilford Pharmaceuticals Inc., Interneuron Pharmaceuticals, Inc.,

Neurobiological Technologies, Inc., Neurocrine Biosciences Inc., Neurogen Corporation, NPS Pharmaceuticals, Inc., StemCells, Inc., Synaptic
Pharmaceuticals Corporation, and Titan Pharmaceuticals Inc.

        NeoTherapeutics' total return is based upon the price of $5.60.

                             AUDIT COMMITTEE REPORT

        The Audit Committee of Neotherapeutics Inc.'s Board of Directors is comprised of independent directors as required by the listing standards of Nasdaq. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Exhibit A.

        The role of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company's financial statements as well as the Company's financial reporting process, principles and internal controls. The independent auditors are responsible for performing an audit of the Company's financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

        In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2000 with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the auditors their independence from the Company. The Audit Committee has also considered whether the independent auditors' provision of non-audit services to the Company is compatible with maintaining the auditors' independence.

        The members of the Audit Committee are not engaged in the accounting or auditing profession and, consequently, are not experts in matters involving auditing or accounting. In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by the independent auditors. As a result, the Audit Committee's oversight and the review and discussions referred to above do not assure that management has maintained adequate financial reporting processes, principles and internal controls, that the Company's financial statements are accurate, that the audit of such financial statements has been conducted in accordance with generally accepted auditing standards or that the Company's auditors meet the applicable standards for auditor independence.

        Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

        Submitted on April 23, 2001 by the members of the Audit Committee of the Company's Board of Directors.

                           Dr. Carol O'Cleireacain
                           Armin M. Kessler
                           Dr. Eric L. Nelson

        This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.


                              STOCKHOLDER PROPOSALS

        Any stockholder desiring to submit a proposal for action at the 2002 Annual Meeting of Stockholders and inclusion in the Company's proxy statement with respect to such meeting should arrange for such proposal to be delivered to the Company at its principal place of business no later than December 28, 2001 in order to be considered for inclusion in the Company's proxy statement relating to such meeting. Matters pertaining to such proposals, including the number and length thereof, and the eligibility of persons entitled to have such proposals included, are regulated by the Securities Exchange Act of 1934, the Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

        Rule 14a-4(C)(1) governs the Company's use of its discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the Company's proxy statement. Rule 14A-4(C)(1) provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussions of the matter in the proxy statement.

        With respect to the Company's 2001 Annual Meeting of Stockholders, if the Company is not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company's proxy statement, by April 30, 2001, the Company will be allowed to use its discretionary voting authority if such proposal is raised at the meeting.

                                  OTHER MATTERS

        The Board of Directors knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, the persons named in the enclosed proxy will have the discretion to vote on such matters in accordance with their best judgment.

        The financial information included in the Company's Annual Report to Stockholders which is being mailed to each stockholder with this Proxy Statement, is hereby incorporated by reference.

April 30, 2001                                By Order of the Board of Directors


                                              Samuel Gulko
                                              Secretary

                                                                       EXHIBIT A

                             AUDIT COMMITTEE CHARTER


        RESOLVED, that the charter and powers of the Audit Committee of the Board of Directors ("the Audit Committee") shall be as set forth below:

I.      PURPOSE

        The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities to the shareholders, potential shareholders and investment community by: overseeing that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company; overseeing that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Company; and overseeing that management has established and maintained processes to assure compliance by the Company with all applicable laws, regulations and Company policy. Therefore, the Audit Committee's primary duties and responsibilities are to:

        1. Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

        2. Review and appraise the audit efforts of the Company's independent accountants and the Company's internal staff.

        3. Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

        4. Provide and monitor the Company's Code of Conduct.

        The Audit Committee will primarily fulfill these responsibilities by carrying out the activities listed below in Section IV of this Charter.

II.     COMPOSITION

        The Audit Committee shall be comprised of three or more directors determined by the Board, each of whom shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgement as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or outside.

        The members of the Committee and the Chair shall be elected by the Board at the first Board meeting following the annual shareholders' meeting, or until their successors shall be duly elected and qualified.

III.    MEETINGS

        The Committee shall meet at least four times annually, inclusive of telephonic meetings, or more frequently as circumstances dictate. Special meetings may be called by the Chair or at the request of the independent accountants. As part of its job to foster open communications, the Committee shall meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee, or at least its Chair, should confer with the independent accountants and management quarterly to review the Company's financials, consistent with IV below.

IV.     RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties the Audit Committee shall:

        Meet and Review Documents/Reports

        1. Review and update this Charter periodically, at least annually, as conditions dictate.

        2. Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review, rendered by the independent accountants.

        3. Review with financial management and the independent accountants the 10-Q prior to its filing. The Chair may represent the entire Committee for purposes of this review.

        4. Report through the Chair to the Board of Directors following meetings of the Audit Committee.

        5. Maintain minutes or other records of meetings and activities of the Audit Committee.

        6. Monitor the Company's Code of Conduct.

Independent Accountants

        7. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee shall review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants' independence.

        8. Review the performance of the independent accountants and recommend to the Board any discharge of the independent accountants when circumstances warrant.

        9. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.


Financial Reporting Processes

        10. In consultation with the independent accountants, review the integrity of the Company's financial reporting processes, both internal and external.

        11. Consider the independent accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied to financial reporting.

        12. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants or management.

Process Improvement

        13. Establish regular and separate systems of reporting to the Audit Committee by management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

        14. Following completion of the annual audit, review separately with management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

        15. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

        16. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Ethical and Legal Compliance

        17. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

        18. Review management's monitoring of the Company's compliance with the Code of Conduct, to assure that management has the proper review system in place to guarantee that the Company's financial statements, reports and other financial information -- disseminated to the government and the public -- satisfy legal requirements.

        19. Review with the Company's counsel, legal compliance matters including corporate securities trading policies.

        20. Review with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

        21. Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                                                       EXHIBIT B

                            THE NEOTHERAPEUTICS, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

        NeoTherapeutics, Inc., a Delaware corporation (the "Company"), hereby adopts the NeoTherapeutics, Inc. Employee Stock Purchase Plan (the "Plan"), effective as of January 26, 2001.

        The purposes of the Plan are as follows:

               (1) To assist eligible employees of the Company and its Designated Subsidiaries (as defined below) in acquiring stock ownership in the Company pursuant to a plan which is intended to qualify as an "employee stock purchase plan," within the meaning of Section 423(b) of the Code (as defined below).

               (2) To help such employees provide for their future security and to encourage them to remain in the employment of the Company and its Subsidiary Corporations.

        1. DEFINITIONS. Whenever any of the following terms is used in the Plan with the first letter or letters capitalized, it shall have the following meaning unless context clearly indicates to the contrary (such definitions to be equally applicable to both the singular and the plural forms of the terms defined):

            (a) "ACCOUNT" shall mean the account established for a Participant under the Plan with respect to an Offering Period.

            (b) "AGENT" shall mean the brokerage firm, bank or other financial institution, entity or person(s), if any, engaged, retained, appointed or authorized to act as the agent of the Company or an Employee with regard to the Plan.

            (c) "AUTHORIZATION" shall mean a Participant's payroll deduction authorization with respect to an Offering Period provided by such Participant in accordance with Section 3(b).

            (d) "COMPENSATION" of an Employee shall mean all compensation received by such Employee from the Company or any Designated Subsidiary on each Payday as compensation for services to the Company or any Designated Subsidiary, including all salary, wages (including amounts elected to be deferred by the Employee, but would otherwise have been paid, under any cash or deferred arrangement established by the Company or a Designated Subsidiary), overtime pay, sales commissions, bonuses, and other remuneration paid directly to the Employee; but excluding the cost of employee benefits paid by the Company or a Designated Subsidiary, education or tuition reimbursements, imputed income arising under any Company or Designated Subsidiary group insurance or benefit program, travel expenses, business and moving reimbursements, income received in connection with stock options, contributions made by the Company or a Designated Subsidiary under any employee benefit plan, and similar items of compensation.

            (e) "BOARD" means the Board of Directors of the Company.

            (f) "CODE" means the Internal Revenue Code of 1986, as amended.

            (g) "COMMITTEE" means the committee of the Board appointed to administer the Plan pursuant to Section 13.

            (h) "COMPANY" means NeoTherapeutics, Inc., a Delaware corporation.

            (i) "DATE OF EXERCISE" of any Option means the date on which such Option is exercised, which shall be the last Trading Day of the Offering Period with respect to which the Option was granted, in accordance with Section 4(a) (except as provided in Section 9).

            (j) "DATE OF GRANT" of any Option means the date on which such Option is granted, which shall be the first Trading Day of the Offering Period with respect to which the Option was granted, in accordance with Section 3(a).

            (k) "DESIGNATED SUBSIDIARY" means any Subsidiary Corporation designated by the Board in accordance with Section 14.

            (l) "ELIGIBLE EMPLOYEE" means an Employee of the Company or any Designated Subsidiary Corporation who does not, immediately after the Option is granted, own (directly or through attribution) stock possessing five percent (5%) or more of the total combined voting power or value of all classes of Stock or other stock of the Company, a Parent Corporation or a Subsidiary Corporation (as determined under Section 423(b)(3) of the Code). For purposes of the foregoing, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an Employee may purchase under outstanding options shall be treated as stock owned by the Employee.

            (m) "EMPLOYEE" shall mean an individual who renders services to the Company or a Subsidiary Corporation in the status of an "employee," within the meaning of Code Section 3401(c). During a leave of absence meeting the requirements of Treasury Regulation Section 1.421-7(h)(2), an individual shall be treated as an Employee of the Company or Subsidiary Corporation employing such individual immediately prior to such leave. "Employee" shall not include any director of the Company or a Subsidiary Corporation who does not render services to the Company or a Subsidiary Corporation in the status of an "employee," within the meaning of Code Section 3401(c).

            (n) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            (o) "OFFERING PERIOD" shall mean each six-month period commencing on
(1) any June 21 and ending on the subsequent December 20, or (2) commencing on any December 21 and ending on the subsequent June 20; provided, however, that the first Offering Period shall commence on January 26, 2001 and end June 20, 2001. Options shall be granted on the Date of Grant and exercised on the Date of Exercise, as provided in Sections 3(a) and 4(a), respectively.

            (p) "OPTION" means an option to purchase shares of Stock granted under the Plan to a Participant in accordance with Section 3(a).

            (q) "OPTION PRICE" means the option price per share of Stock determined in accordance with Section 4(b).

            (r) "PARENT CORPORATION" means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            (s) "PARTICIPANT" means an Eligible Employee who has elected to participate in the Plan, in accordance with the provisions of Section 3(b).

            (t) "PAYDAY" means the regular and recurring established day for payment of Compensation to an Employee of the Company or any Subsidiary Corporation.

            (u) "PLAN" means the NeoTherapeutics, Inc. Employee Stock Purchase Plan.

            (v) "STOCK" means the shares of the Company's Common Stock, $.001 par value.

            (w) "SUBSIDIARY CORPORATION" means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            (x) "TRADING DAY" means a day on which the National Stock Exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

        2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 9 hereof (relating to adjustments upon changes in the Stock) and Section 12 hereof (relating to amendments of the Plan), the Stock that may be sold pursuant to Options granted under the Plan shall not exceed in the aggregate Three Hundred Thousand (300,000) shares of Stock. The shares of Stock sold pursuant to Options granted under the Plan may be unissued shares or treasury shares of Stock, or shares reacquired in private transactions or open market purchases. If and to the extent that any right to purchase reserved shares shall not be exercised by any Participant for any reason, or if such right to purchase shall terminate as provided herein, shares that have not been so purchased hereunder shall again become available for the purposes of this Plan, unless this Plan shall have been terminated, but all shares sold under this Plan, regardless of source, shall be counted against the limitation set forth above.

        3. GRANT OF OPTIONS.

            (a) Option Grants. The Company shall grant Options under the Plan to all Participants in successive Offering Periods until the earlier of: (i) the date on which the number of shares of Stock available under the Plan have been sold, or (ii) the date on which the Plan is suspended or terminates. Each Participant shall be granted an Option with respect to an Offering Period on the Date of Grant. Each Option shall expire on the Date of Exercise immediately after the automatic exercise of the Option in accordance with Section 4(a), unless such Option terminates earlier in accordance with Section 5, 6 or 9. The number of shares of Stock subject to a Participant's Option shall equal the cumulative payroll deductions authorized by such Participant in accordance with subsection (b) for the Option Period (if any), divided by the Option Price; provided, however, that the number of shares of Stock subject to such Option shall not exceed Five Thousand (5,000) shares; and, provided, further, that the number of shares of Stock subject to such Option shall not exceed the number determined in accordance with subsection (c). The Company shall not grant an Option with respect to an Offering Period to any Participant who is not an Eligible Employee on the first day of such Offering Period.

            (b) Election to Participate; Payroll Deduction Authorization. Except as provided in subsection (e), an Eligible Employee shall become a Participant in the Plan only by means of payroll deduction. Each such Participant who elects to participate in the Plan with respect to an Offering Period shall deliver to the Company, not later than fifteen (15) days before the first day of the Offering Period, a completed and executed written payroll deduction authorization in a form prepared by the Committee (the "Authorization") provided, however, that for the first Offering Period under the Plan, such Authorization shall be delivered to the Company no later than the first day of such Offering Period. Each Participant's Authorization shall give notice of such Participant's election to participate in the Plan for the next following Offering Period (and subsequent Offering Periods) and shall designate a whole percentage of such Participant's Compensation to be withheld by the Company or the Designated Subsidiary employing such Participant on each Payday during the Offering Period. A Participant may designate any whole percentage of Compensation which is not be less than one percent (1%) and not more than fifteen percent (15%). A Participant's Compensation payable during an Offering Period shall be reduced each Payday through payroll deduction in an amount equal to the percentage specified in the Authorization, and such amount shall be credited to such Participant's Account under the Plan. A Participant may increase or decrease the percentage of Compensation designated in the Authorization, subject to the limits of this subsection (b), or may suspend the Authorization, up to two times during an Offering Period, provided, that any such change or suspension must be made no later than three (3) business days before the end of a payroll period for such change or suspension to apply with respect to the payday for such payroll period. Any Authorization shall remain in effect for each subsequent Offering Period, unless the Participant submits a new Authorization pursuant to this subsection (b), withdraws from the Plan pursuant to Section 5, ceases to be an Eligible Employee as defined in Section 1(l) or terminates employment as provided in Section 6. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Sections 3(a), (c) and (d) of the Plan, the Company may reduce a Participant's rate of payroll deductions to zero at such time during any Offering Period. Payroll deductions will recommence at the rate provided by the Participant in his or her payroll deduction authorization to the extent such payroll deductions may be applied to purchase shares of Stock in accordance with Code Section 423(b)(8) and Sections 3(a), (c) and (d) of the Plan, unless terminated by the Participant as provided in Section 5 of the Plan.

            (c) $25,000 Limitation. No Participant shall be granted an Option under the Plan which permits his rights to purchase shares of Stock under the Plan, together with other options to purchase shares of Stock or other stock under all other employee stock purchase plans of the Company, any Parent Corporation or any Subsidiary Corporation subject to the Section 423, to accrue at a rate which exceeds $25,000 of fair market value of such shares of Stock or other stock (determined at the time the Option or other option is granted) for each calendar year in which the Option is outstanding. For purpose of the limitation imposed by this subsection, (i) the right to purchase shares of Stock or other stock under an Option or other option accrues when the Option or other option (or any portion thereof) first becomes exercisable during the calendar year, (ii) the right to purchase shares of Stock or other stock under an Option or other option accrues at the rate provided in the Option or other option, but in no case may such rate exceed $25,000 of the fair market value of such Stock or other stock (determined at the time such Option or other option is granted) for any one calendar year, and (iii) a right to purchase Stock or other stock which has accrued under an Option or other option may not be carried over to any other Option or other option. This limitation shall be applied in accordance with Section 423(b)(8) of the Code and the Treasury Regulations thereunder.

            (d) 5 Percent Holders. No Employee will be granted an option under this Plan if immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary Corporation or Parent Corporation.

        4. EXERCISE OF OPTIONS; OPTION PRICE.

            (a) Option Exercise. Each Participant automatically and without any act on such Participant's part shall be deemed to have exercised such Participant's Option on the Date of Exercise to the extent that the balance then in the Participant's Account is sufficient to purchase, at the Option Price, shares of the Stock subject to the Option, provided, however, that any balance that is insufficient to purchase full shares of Stock shall be carried over to the next Offering Period and shall remain credited to Participant.

            (b) Option Price Defined. The option price per share of Stock (the "Option Price") to be paid by a Participant upon the exercise of the Participant's Option shall be equal to 85% of the lesser of: (i) the Fair Market Value of a share of Stock on the Date of Exercise and (ii) the Fair Market Value of a share of Stock on the Date of Grant. The Fair Market Value of a share of Stock as of a given date shall be: (A) the closing price of a share of Stock on the principal exchange on which the Stock is then trading, if any, on such date (or, if shares of Stock were not traded on such date, then on the next preceding trading day during which a sale occurred); (B) if the Stock is not traded on an exchange, but is quoted on Nasdaq or a successor quotation system, (I) the last sales price (if the Stock is then listed as a National Market Issue under the NASD National Market System), or (II) the mean between the closing representative bid and asked prices (in all other cases) for a share of Stock on such date (or, if shares of Stock were not traded on such date, then on the next preceding trading day during which a sale occurred) as reported by Nasdaq or such successor quotation system; (iii) if the Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for a share of Stock on such date (or, if shares of Stock were not traded on such date, then on the next preceding trading day during which a sale occurred), as determined in good faith by the Committee; or (iv) if the Stock is not publicly traded, the fair market value of a share of Stock established by the Committee acting in good faith.

            (c) Book Entry/Share Certificates. As soon as practicable after the purchase of shares of Stock upon the exercise of an Option by a Participant, the Company shall issue the shares of Stock to such Participant and such shares shall be held in the custody of the Company, or if applicable, the Agent, for the benefit of the Participant. The Company or the Agent shall make an entry on its books and records indicating that the shares of Stock purchased in connection with such exercise (including any partial share) have been duly issued as of that date to such Participant. A Participant shall have the right at any time to request in writing a certificate or certificates for all or a portion of the whole shares of Stock purchased hereunder. Upon receipt of a Participant's written request for any such certificate, the Company shall (or shall cause the Agent to), within ten (10) days after the date of such receipt, deliver any such certificate to the Participant; provided, however, that no certificate shall be issued to a Participant with respect to Stock purchased hereunder until the expiration of two (2) years from the Date of Grant of the underlying Option exercised to purchase such Stock. Nothing in this subsection
(c) shall prohibit the sale or other disposition by a Participant of shares of Stock purchased hereunder. In the event the Company is required to obtain authority from any commission or agency to issue any certificate or certificates for all or a portion of the whole shares of Stock purchased hereunder, the Company shall seek to obtain such authority as soon as reasonably practicable.

            (d) Pro Rata Allocations. If the total number of shares of Stock for which Options are to be exercised on any date exceeds the number of shares of Stock remaining unsold under the Plan (after deduction for all shares of Stock for which Options have theretofore been exercised), the Committee shall make a pro rata allocation of the available remaining shares of Stock in as nearly a uniform manner as shall be practicable and the balance of the amount credited to the Account of each Participant which has not been applied to the purchase of shares of Stock shall be paid to such Employee in one lump sum in cash within thirty (30) days after the Date of Exercise, without any interest thereon.

            (e) Information Statement. The Company shall provide each Participant whose Option is exercised with an information statement in accordance with Section 6039(a) of the Code and the Treasury Regulations thereunder. The Company shall maintain a procedure for identifying certificates of shares of Stock sold upon the exercise of Options in accordance with Section 6039(b) of the Code.

        5. WITHDRAWAL FROM THE PLAN.

            (a) Withdrawal Election. A Participant may withdraw from participation under the Plan at any time, except that a Participant may not withdraw during the last ten (10) days of any Option Period. A Participant electing to withdraw from the Plan must deliver to the Company a notice of withdrawal in a form prepared by the Committee (the "Withdrawal Election"), not later than ten (10) days prior to the Date of Exercise for such Option Period. Upon receipt of a Participant's Withdrawal Election, the Company or Subsidiary Corporation employing the Participant shall pay to the Participant the amount credited to the Participant's Account in one lump sum payment in cash, without any interest thereon, and subject to Section 4(c), the Company shall (or shall cause the Agent to) deliver to the Participant certificates for any whole shares of Stock previously purchased by the Participant, in either case within thirty
(30) days of receipt of the Participant's Withdrawal Election. Upon receipt of a Participant's Withdrawal Election by the Company, the Participant shall cease to participate in the Plan and the Participant's Option for such Option Period shall terminate.

            (b) Eligibility following Withdrawal. A Participant who withdraws from the Plan with respect to an Option Period, and who is still an Eligible Employee, may elect to participate again in the Plan for any subsequent Offering Period by delivering to the Company an Authorization pursuant to Section 3(b).

        6. TERMINATION OF EMPLOYMENT.

            (a) Termination of Employment Other than by Death. If the employment of a Participant with the Company or a Designated Subsidiary terminates other than by death, the Participant's participation in the Plan automatically and without any act on the Participant's part shall terminate as of the date of the termination of the Participant's employment. As soon as practicable after such a termination of employment, the Company or Designated Subsidiary employing the Participant shall pay to the Participant the amount credited to the Participant's Account in one lump sum payment in cash, without any interest thereon, and subject to Section 4(c), the Company shall (or shall cause the Agent to) deliver to the Participant certificates for any whole shares of Stock previously purchased by the Participant. Upon a Participant's termination of employment covered by this subsection, the Participant's Authorization and Option under the Plan shall terminate.

            (b) Termination by Death. If the employment of a Participant is terminated by the Participant's death, the executor of the Participant's will or the administrator of the Participant's estate, by written notice to the Company, may request payment of the balance in the Participant's Account, in which event the Company or Designated Subsidiary employing the Participant shall pay the amount credited to the Participant's Account in one lump sum payment in cash, without any interest thereon, and subject to Section 4(c), the Company shall (or shall cause the Agent to) deliver to the Participant certificates for any whole shares of Stock previously purchased by the Participant as soon as practicable after receiving such notice. Upon receipt of such notice, the Participant's Authorization and Option under the Plan shall terminate. If the Company does not receive such notice prior to the next Date of Exercise, the Participant's Option shall be deemed to have been exercised on such Date of Exercise.

        7. RESTRICTION UPON ASSIGNMENT. An Option granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, and is exercisable during the Participant's lifetime only by the Participant. Except as provided in Section 6(b) hereof, an Option may not be exercised to any extent except by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Participant's interest in the Plan, the Participant's Option or any rights under the Participant's Option.

        8. NO RIGHTS OF STOCKHOLDERS UNTIL SHARES ISSUED. With respect to shares of Stock subject to an Option, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, until such shares have been issued to the Participant following exercise of the Participant's Option. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein.

        9. CHANGES IN THE STOCK AND CORPORATE EVENTS; ADJUSTMENT OF OPTIONS.

            (a) Subject to Section 9(c), in the event that the Committee, in its sole discretion, determines that any dividend or other distribution (whether in the form of cash, Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

               (i) the number and kind of shares of Stock (or other securities or property) with respect to which Options may be granted (including, but not limited to, adjustments of the limitation in Section 3(a) on the maximum number of shares of Stock which may be purchased),

               (ii) the number and kind of shares of Stock (or other securities or property) subject to outstanding Options, and

               (iii) the exercise price with respect to any Option.

            (b) Subject to Section 9(c), in the event of any transaction or event described in Section 9(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

               (i) To provide that all Options outstanding shall terminate without being exercised on such date as the Committee determines in its sole discretion;

               (ii) To provide that all Options outstanding shall be exercised prior to the Date of Exercise of such Options on such date as the Committee determines in its sole discretion and such Options shall terminate immediately after such exercises.

               (iii) To provide for either the purchase of any Option outstanding for an amount of cash equal to the amount that could have been obtained upon the exercise of such Option had such Option been currently exercisable, or the replacement of such Option with other rights or property selected by the Committee in its sole discretion;

               (iv) To provide that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

               (v) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Options, or in the terms and conditions of outstanding Options, or Options which may be granted in the future.

            (c) No adjustment or action described in this Section 9 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of
Section 423 of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act, or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the Option is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Option shall always be rounded to the next whole number.

            (d) The existence of the Plan and the Options granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Stock or the rights thereof of which are convertible into or exchangeable for Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        10. USE OF FUNDS; NO INTEREST PAID. All funds received or held by the Company under the Plan shall be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. No interest will be paid to any Participant or credited to any Participant's Account with respect to such funds.

        11. DIVIDENDS.

            (a) Cash dividends and other cash distributions received by the Company, or if applicable, the Agent, with respect to Stock held in its custody hereunder will be credited to each Participant's Account in accordance with such Participant's interests in such Stock, and shall be applied, as soon as practicable after the receipt thereof, to the purchase in the open market at prevailing market prices of the number of whole shares of Stock that may be purchased with such funds (after deductions of any bank service fees, brokerage charges, transfer taxes, and any other transaction fee, expense or cost payable in connection with the purchase of such shares of Stock and not otherwise paid by the Employer.)

            (b) All purchases of shares of Stock made pursuant to this Section 11 will be made in the name of the Company, or if applicable, the Agent or its nominee, and shall be transferred and credited to the Account(s) of the Participants to which such dividends or other distributions were credited. Dividends paid in the form of shares of Stock will be allocated by the Company, or if applicable, the Agent, as and when received, with respect to Stock held in its custody hereunder to the Account of each Participant in accordance with such Participant's interests in such Stock. Property, other than Stock or cash, received by the Company, or if applicable, the Agent as a distribution on Stock held in its custody hereunder, shall be sold for the accounts of Participants, and the Company, or if applicable, the Agent shall treat the proceeds of such sale in the same manner as cash dividends received by the Company or Agent on Stock held in its custody hereunder.

        12. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN. The Board may amend, suspend, or terminate the Plan at any time and from time to time, provided that approval by a vote of the holders of the outstanding shares of the Company's capital stock entitled to vote shall be required to amend the Plan:
(a) to increase the number of shares of Stock that may be sold pursuant to Options under the Plan, or (b) in any manner that would cause the Plan to no longer be an "employee stock purchase plan" within the meaning of Section 423(b) of the Code.

        13. ADMINISTRATION BY COMMITTEE; RULES AND REGULATIONS.

            (a) Appointment of Committee. The Plan shall be administered by the Committee, which shall be composed of not less than two members of the Board, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Exchange Act. Each member of the Committee shall serve for a term commencing on a date specified by the Board and continuing until the member dies, resigns or is removed from office by the Board. The Committee at its option may utilize the services of an agent to assist in the administration of the Plan, including establishing and maintaining an individual securities account under the Plan for each Participant.

            (b) Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with the provisions of the Plan. The Committee shall have the power to interpret the Plan and the terms of the Options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

            (c) Majority Rule. The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

            (d) Compensation; Professional Assistance; Good Faith Actions. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination, or interpretation.

        14. DESIGNATION OF SUBSIDIARY CORPORATIONS. The Board shall designate from among the Subsidiary Corporations, as determined from time to time, the Subsidiary Corporation or Subsidiary Corporations whose Employees shall be eligible to be granted Options under the Plan. The Board may designate a Subsidiary Corporation, or terminate the designation of a Subsidiary Corporation, without the approval of the stockholders of the Company.

        15. NO RIGHTS AS AN EMPLOYEE. Nothing in the Plan shall be construed to give any person (including any Participant) the right to remain in the employ of the Company, a Parent Corporation or a Subsidiary Corporation or to affect the right of the Company, any Parent Corporation or any Subsidiary Corporation to terminate the employment of any person (including any Participant) at any time, with or without cause.

        16. TERM; APPROVAL BY STOCKHOLDERS. Subject to approval by the stockholders of the Company in accordance with this Section, the Plan shall be in effect until December 20, 2010, unless sooner terminated in accordance with
Section 12. No Option may be granted during any period of suspension of the Plan or after termination of the Plan. The Plan shall be submitted for the approval of the Company's stockholders within twelve (12) months after the date of the adoption of the Plan by the Board. Options may be granted prior to such stockholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the Company's stockholders; and, provided, further, that if such approval has not been obtained by the end of said 12-month period, all Options previously granted under the Plan shall thereupon terminate without being exercised.

        17. EFFECT UPON OTHER PLANS. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary Corporation. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary Corporation to: (a) establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary Corporation or (b) grant or assume options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

        18. CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The Company shall not be required to issue or deliver any certificate or certificates for shares of Stock purchased upon the exercise of Options prior to fulfillment of all the following conditions:

            (a) The admission of such shares to listing on all stock exchanges, if any, on which is then listed; and

            (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

            (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

            (d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the Option; and

            (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

        19. NOTIFICATION OF DISPOSITION. Each Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of Stock purchased upon exercise of an Option if such disposition or transfer is made: (a) within two (2) years from the Date of Grant of the Option, or (b) within one (1) year after the transfer of such shares of Stock to such Participant upon exercise of such Option. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

        20. NOTICES. Any notice to be given under the terms of the Plan to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to any Participant shall be addressed to such Participant at such Participant's last address as reflected in the Company's records. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to it, him or her. Any notice which is required to be given to a Participant shall, if the Participant is then deceased, be given to the Participant's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section. Any notice shall have been deemed duly given if enclosed in a properly sealed envelope or wrapper addressed as aforesaid at the time it is deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

        21. ADDITIONAL RESTRICTIONS OF RULE 16B-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act will comply with the applicable provisions of Rule 16b-3. This Plan will be deemed to contain, and such options will contain, and the shares issued upon exercise thereof will be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        22. EQUAL RIGHTS AND PRIVILEGES. All Eligible Employees of the Company (or of any Designated Subsidiary) will have equal rights and privileges under this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 of the Code or applicable Treasury regulations thereunder. Any provision of this Plan that is inconsistent with Section 423 or applicable Treasury regulations will, without further act or amendment by the Company or the Board, be reformed to comply with the equal rights and privileges requirement of Section 423 or applicable Treasury regulations.

        23. HEADINGS. Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

                                  * * * * * * *

        I hereby certify that the NeoTherapeutics, Inc. Employee Stock Purchase Plan was adopted by the Board of Directors of NeoTherapeutics, Inc. on ___________, 2001.

        Executed at _____________, California on this ___th day of ___________, 2001.




----------------------------------------
Secretary


                                 * * * * * * *


        I hereby certify that the NeoTherapeutics, Inc. Employee Stock Purchase Plan was approved by the stockholders of NeoTherapeutics, Inc. on __________, 2001.

        Executed at _____________, California on this ___th day of ___________, 2001.




---------------------------------------
Secretary

                                                                       EXHIBIT C

                                AMENDMENT 2001-1
                                     TO THE
                              NEOTHERAPEUTICS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

        NeoTherapeutics, Inc., a Delaware corporation (the "Company"), by resolution of its Board of Directors (the "Board"), previously adopted the NeoTherapeutics, Inc. Employee Stock Purchase Plan (the "Plan") for the benefit of the eligible employees of the Company and certain designated subsidiaries.

        In order to increase the limit on the amount of compensation that an eligible employee may defer under the Plan, and to increase the number of shares of the Company's Common Stock that may be purchased by an eligible employee during any one offering period under the Plan, this Amendment 2001-1 to the Plan has been adopted by the Board, pursuant to the Board's authority under Section 12 of the Plan, effective as of June 21, 2001. This Amendment 2001-1 shall apply only to offering periods under the Plan commencing on or after June 21, 2001. This Amendment 2001-1, together with the Plan, constitute the Plan in its entirety.

        1. The fourth sentence in Section 3(a) shall be amended to read as follows:

               The number of shares of Stock subject to a Participant's Option shall equal the cumulative payroll deductions authorized by such Participant in accordance with subsection (b) for the Option Period (if any), divided by the Option Price; provided, however, that the number of shares of Stock subject to such Option shall not exceed Twelve Thousand Five Hundred (12,500) shares; and, provided, further, that the number of shares of Stock subject to such Option shall not exceed the number determined in accordance with subsection (c).

        2. The fourth sentence in Section 3(b) shall be amended to read as follows:

               A Participant may designate any whole percentage of Compensation which is not less than one percent (1%) and not more than twenty-five percent (25%).

        IN WITNESS WHEREOF, the Company has caused this amendment to be executed this ____________________ day of ____________________, 2001.


                                         NEOTHERAPEUTICS, INC.


                                         By: ___________________________________



                                         Its: __________________________________

PROXY                        NEOTHERAPEUTICS, INC.
                              157 TECHNOLOGY DRIVE
                            IRVINE, CALIFORNIA 92618

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NEOTHERAPEUTICS,
                                      INC.

   The undersigned hereby appoints Dr. Alvin J. Glasky and Samuel Gulko, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of NEOTHERAPEUTICS, INC. which the undersigned is entitled to vote at the 2001 Annual Meeting of Stockholders to be held at the Company's corporate headquarters located at 157 Technology Drive, Irvine, California, 92618 on June 11, 2001, at 3:30 P.M., and at any and all adjournments or postponements thereof, as follows:

1. Election of Class II Directors:

            [ ] FOR                               [ ] WITHHOLD AUTHORITY
                all nominees listed below             to vote for all nominees
                (except as indicated to the           listed below
                contrary below)


      MARK J. GLASKY, CAROL O'CLEIREACAIN, PH.D, RAJESH C. SHROTRIYA M.D.

    (INSTRUCTIONS: To withhold authority to vote for any nominee, print that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. Proposal to approve the issuance of preferred stock or debentures and issuance of common stock upon the conversion of the preferred stock or debentures pursuant to exchange rights granted as part of a financing transaction completed on September 21, 2000:

            [ ] FOR              [ ] AGAINST              [ ] ABSTAIN

3. Proposal to approve the issuance of preferred stock and issuance of common stock upon the conversion of the preferred stock pursuant to exchange rights granted as part of a financing transaction completed on December 18, 2000:

            [ ] FOR              [ ] AGAINST              [ ] ABSTAIN

4. Proposal to approve the issuance of convertible debentures and warrants, and the issuance of common stock upon conversion of the debentures and exercise of the warrants, as part of a financing transaction:

            [ ] FOR              [ ] AGAINST              [ ] ABSTAIN

5. Proposal to approve a 1,000,000 share increase in the number of shares of common stock issuable under the 1997 Stock Incentive Plan:

            [ ] FOR              [ ] AGAINST              [ ] ABSTAIN
                                                     (continued on reverse side)

       IMPORTANT--PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY

(continued from reverse side)

6. Proposal to approve the NeoTherapeutics, Inc. Employee Stock Purchase Plan:

            [ ] FOR              [ ] AGAINST              [ ] ABSTAIN

7. Proposal to ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for the current fiscal year:

            [ ] FOR              [ ] AGAINST              [ ] ABSTAIN

   This Proxy when properly executed will be voted in the manner directed above. If no direction is given, this proxy will be voted FOR the election of the nominees listed above and FOR each of proposals 2, 3, 4, 5, 6, and 7.

   THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement (with all enclosures and attachments) dated April 30, 2001.

                                                      Dated: , 2001

                                                      --------------------------
                                                              Signature

                                                      --------------------------
                                                      Signature if held jointly

                                                      Please date this Proxy and
                                                      sign it exactly as your
                                                      name or names appear
                                                      hereon. When shares are
                                                      held by two or more
                                                      persons, both should sign.
                                                      When signing as an
                                                      attorney, executor,
                                                      administrator, trustee or
                                                      guardian, please give full
                                                      title as such. If shares
                                                      are held by a corporation,
                                                      please sign in full
                                                      corporate name by the
                                                      President or other
                                                      authorized officer. If
                                                      shares are held by a
                                                      partnership, please sign
                                                      in partnership name by an
                                                      authorized person.

   Please mark, sign, date and return this Proxy promptly using the enclosed envelope. If your address is incorrectly shown, please print changes.

          [ ] I/we plan to attend the Annual Meeting of Stockholders.